EXHIBIT 10.16
SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE (this “Amendment”) is made as of the 8th day of August, 2019, by and between 590 MADISON AVENUE, LLC, a Delaware limited liability company having an office at 275 East Broad Street, Columbus, Ohio 43215-3771 (“Landlord”) and TRAVELZOO (formerly Travelzoo Inc.), a Delaware corporation, having an office at 590 Madison Avenue, 37th Floor, New York, New York 10022 (“Tenant”).

W I T N E S S E T H:

WHEREAS, by Agreement of Lease dated as of January 31, 2008 between Landlord and Tenant (the “Original Lease”), as amended by that certain First Amendment to Lease dated as of August 14, 2013 (the “First Amendment”; the Original Lease, as amended by the First Amendment, the “Original Amended Lease”; the Original Amended Lease, as further amended by this Amendment, the “Lease”), Landlord is leasing to Tenant certain premises consisting of a portion of the thirty-seventh (37th) floor (see attached Exhibit C) (the “Existing Premises”) in the building known by the street address of 590 Madison Avenue, New York, New York (the “Building”), as more particularly identified in the Original Amended Lease; and

WHEREAS, Landlord is currently negotiating a lease which covers and includes the Existing Premises with a third-party tenant (the “Third-Party Lease”); and

WHEREAS, if and when the Third-Party Lease is executed, Landlord and Tenant desire to modify and amend the Original Amended Lease to provide for a relocation of Tenant to the “New Premises” (as hereinafter defined) (see attached Exhibit A), subject to its “Substantial Completion” (as hereinafter defined), in order to accommodate the Third-Party Lease, to extend the term of the Lease and to otherwise amend the Original Amended Lease as set forth herein; and

WHEREAS, Landlord and Tenant agree that the amendments and modifications provided for herein shall only become effective if and when Landlord and the third-party tenant execute the Third-Party Lease, and, except with respect to Paragraph 7(b), (c), (d) and (f), Paragraph 8 and Paragraph 9(a) herein, neither party shall have any obligations hereunder unless and until the Third-Party Lease is executed (the date upon which the Third-Party Lease is executed being, the “Amendment Effective Date”); and

WHEREAS, Landlord and Tenant agree that if the Third-Party Lease is not executed before that date that is three (3) months from the date of this Amendment (the “Contingency Deadline”), except with respect to Paragraph 7(b), (c), (d) and (f), Paragraph 8 and Paragraph 9(a) herein, this Amendment shall be rendered null and void, unless Landlord sends Tenant written notice that the Third-Party Lease negotiations remain ongoing, in which event, the Contingency Deadline shall automatically be extended to the date that is six (6) months from the date of this Amendment (the “Extended Deadline”); and

WHEREAS, Landlord and Tenant agree that notwithstanding the execution of this Amendment, the terms of the Original Amended Lease, unmodified, shall govern Tenant’s tenancy at the Building until the New Premises Commencement Date (as hereinafter defined), and shall continue to govern Tenant’s tenancy at the Building if the Third-Party Lease is not executed prior to the Contingency Deadline or Extended Deadline, as applicable.

NOW, THEREFORE, in consideration of the foregoing recitals, which are incorporated into the operative provisions of this Amendment by this reference, the mutual covenants herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby conclusively acknowledged, the parties hereto, for themselves, their legal representatives, successors and assigns, agree as follows:

1.Definitions. (1) Generally. All capitalized terms used herein shall have the respective meanings ascribed to them in the Original Amended Lease unless otherwise defined in this Amendment.
(a)    New Terms. The following terms shall have the following respective meanings:
(i)    “Amendment Effective Date” shall have the meaning ascribed to it in the Recitals.
(ii)    “Consultant’s Allowance” shall have the meaning ascribed to it in Paragraph 4(g).
(iii)    “Contingency Deadline” shall have the meaning ascribed to it in the Recitals.
(iv)    “Decorative Allowance” shall have the meaning ascribed to it in Paragraph 5.
(v)    “Demising Plan” shall have the meaning ascribed to it in Paragraph 4(b).
(vi)     “Design Documents” shall have the meaning ascribed to it in Paragraph 4(b).
(vii)    “Extended Deadline” shall have the meaning set forth in the Recitals.
(viii)    “First Amendment” shall have the meaning ascribed to it in the Recitals.
(ix)    “Inspection List” shall have the meaning ascribed to it in Paragraph 4(c).
(x)    “Inspections” shall have the meaning ascribed to it in Paragraph 4(c).

(xi)    “Landlord’s Architect” shall have the meaning ascribed to it in Paragraph 4(b).
(xii)    “Landlord’s Corridor Work” shall have the meaning ascribed to it in Paragraph 4(a).
(xiii)    “Landlord’s Work” shall have the meaning ascribed to it in Paragraph 4(a).
(xiv)    “New Premises Expiration Date” shall mean the last day of the month in which the ten (10) year anniversary of the New Premises Commencement Date occurs.
(xv)     “Original Amended Lease” shall have the meaning ascribed to it in the Recitals.
(xvi)    “Punch List” shall have the meaning ascribed to it in Paragraph 4(c).
(xvii)    “Relocation Notice” shall have the meaning ascribed to it in Paragraph 2.
(xviii)    “Relocation Work” shall have the meaning ascribed to it in Paragraph 4(a).
(xix)    “Tenant’s Changes” shall have the meaning ascribed to it in Paragraph 4(e).
(xx)    “Tenant’s Consultant” shall have the meaning ascribed to it in Paragraph 4(g).
(xxi)    “Tenant’s Plans and Specifications” shall have the meaning ascribed to it in Paragraph 4(b).
(xxii)     “Tenant’s Representative” shall have the meaning ascribed to it in Paragraph 4(b).
(xxiii)    “Third-Party Lease” shall have the meaning ascribed to it in the Recitals.
(xxiv)    “Third-Party Lease Extension Notice” shall have the meaning set forth in Paragraph 2.
(b)    Existing Terms. The following terms used in Original Amended Lease shall be amended and modified or restated, as applicable, as follows:
(i)    “Amendment” shall have the meaning ascribed to it in the Preamble.

(ii)    “Amendment Broker” shall have the meaning ascribed to it in Paragraph 8.
(iii)     “Commencement Date” shall have the meaning set forth in the Original Amended Lease until 11:59 P.M. on the calendar day immediately preceding the New Premises Commencement Date, and from and after the New Premises Commencement Date, Commencement Date shall mean the New Premises Commencement Date.
(iv)    “Expiration Date” shall mean the New Premises Expiration Date.
(v)    “Landlord’s Contribution” shall have the meaning ascribed to it in Paragraph 4(e).
(vi)    “Lease” shall have the meaning ascribed to it the Recitals.
(vii)    “Premises” shall mean (i) the Existing Premises until 11:59 P.M. on the calendar day immediately preceding the New Premises Commencement Date, and (ii) effective as of 12:00 A.M. on the New Premises Commencement Date, the Premises shall only mean the New Premises.
(viii)    “Existing Premises” shall mean the Premises demised under the Original Amended Lease.
(ix)    “Landlord’s New Premises Work” shall have the meaning ascribed to it in Paragraph 4(a).
(x)    “New Premises” shall mean that portion of the 35th floor of the Building depicted on Exhibit A, consisting of Thirteen Thousand Five Hundred (13,500) rentable square feet.
(xi)    “New Premises Commencement Date” shall have the meaning ascribed to it in Paragraph 6(a).
(xii)    “New Premises Delivery Date” shall have the meaning ascribed to it in Paragraph 4(c).
(xiii)    “Original Lease” shall have the meaning ascribed to it in the Recitals.
(xiv)    “Substantial Completion” or “Substantially Complete” or words of similar import shall have the meaning ascribed to them in Paragraph 4(c).
2.    Demise and Term.
(a)    Effective as of the New Premises Commencement Date, Landlord leases to Tenant and Tenant leases from Landlord the New Premises commencing on the New Premises Commencement Date through the New Premises Expiration Date. Within five (5) Business Days following the Amendment Effective Date, Landlord shall send written notice thereof to Tenant (the “Relocation Notice”). If the Amendment Effective Date has not occurred by the Contingency Deadline, then Landlord shall have the option of extending the Contingency Deadline to the Extended Deadline by sending written notice thereof to Tenant within five (5) Business Days following the expiration of the Contingency Deadline (the “Third-Party Lease Extension Notice”). If Landlord does not send a Relocation Notice or a Third-Party Lease Extension Notice within five (5) Business Days following the expiration of the Contingency Deadline, then this Amendment shall be null and void and of no further force or effect, except with respect to Paragraph 7(b), (c), (d) and (f), Paragraph 8 and Paragraph 9(a).
3.    Rental. Subject to Section 7(f), Tenant shall continue to pay all items of Fixed Rent and Additional Rent uninterrupted as provided for in the Original Amended Lease during the Lease Term regardless of whether the Amendment Effective Date occurs. The parties agree that on September 18, 2019 the annual Fixed Rent for the Premises will not increase and will continue to be One Million Three Hundred Fifty Thousand and 00/100 U.S. Dollars ($1,350,000.00) annually, payable in twelve (12) equal monthly installments of One Hundred Twelve Thousand Five Hundred and 00/100 U.S. Dollars ($112,500.00). If the Amendment Effective Date occurs, for avoidance of doubt, subject to Section 7(f), Tenant shall continue to pay all items of Fixed Rent and Additional Rent as set forth in the Original Amended Lease for all periods of the continuing Lease Term, beginning on the New Premises Commencement Date and ending on the New Premises Expiration Date.
4.    Work Letter.
(a)    Landlord’s Work. Landlord at Landlord’s sole cost and expense shall perform or cause to be performed (i) construction and completion of the New Premises in accordance with the Tenant’s Plans and Specifications as defined in Paragraph 4(b) below (the “Landlord’s New Premises Work”); (ii) the renovation of the 35th floor common area elevator vestibule and corridors in accordance with current building standards (See attached Exhibit B) (the “Landlord’s Corridor Work”); and (iii) the relocation and professional move and reinstallation of Tenant’s furniture, fixtures and equipment from the Existing Premises to the New Premises (the “Relocation Work”). Collectively, the foregoing (i) through (iii), inclusive shall be referred to as (the “Landlord’s Work”). For the avoidance of doubt, Landlord shall be responsible for coordinating, entering into contracts with and paying all applicable suppliers and contractors necessary to complete the Landlord’s Work.
(b)    Tenant’s Plans. Attached hereto as Exhibit A is the demising plan for the New Premises (the “Demising Plan”). As soon as reasonably practicable but not later than ten (10) business days following full execution and delivery of this Amendment, Tenant by its representative with authority to dictate Tenant’s desired plans and specifications, who shall be any of Christina Sindoni Ciocca, General Counsel or Tenant’s Consultant (as defined below) (either of such persons, the “Tenant’s Representative”) shall meet with an architect designated by Landlord (the “Landlord’s Architect”) for the purpose of Tenant communicating to Landlord’s Architect its space and layout requirements within the Demising Plan. Tenant’s space requirements will be reasonably consistent with a typical office layout and the finishes will be reasonably consistent with the finishes of the Existing Premises. In addition, Tenant’s entrance to the New Premises shall be directly in front of the elevators to achieve maximum elevator identification. Following this meeting, Landlord’s Architect will prepare initial schematic design documents and design development documents (the “Design Documents”) and submit to Tenant’s Representative, Tenant’s Consultant (if any) and Landlord for review and approval, whereupon Landlord, Tenant’s Representative and Tenant’s Consultant shall each provide its comments and feedback concerning the Design Documents to Landlord’s Architect within ten (10) business days following receipt thereof (the parties acknowledging that email delivery of Design Documents is deemed delivery for this purpose). Landlord’s Architect will incorporate each of Landlord’s, Tenant’s Representative’s and Tenant’s Consultant’s feedback (as reasonably and mutually agreed to between the parties) into the Design Documents and will then generate a final set of Design Documents for approval by Tenant’s Representative, Tenant’s Consultant and Landlord (the “Tenant’s Plans and Specifications”) whereupon Landlord, Tenant’s Representative and Tenant’s Consultant shall each provide its feedback or sign off to the Tenant’s Plans and Specifications within ten (10) business days following receipt thereof (the parties acknowledging that email delivery of Tenant’s Plans and Specifications is deemed delivery for this purpose). If Tenant’s Representative and/or Tenant’s Consultant do not timely respond to Landlord’s Architect delivery of either Design Documents or Tenant’s Plans and Specifications, then Landlord shall send email notice to Tenant’s Representative and/or Tenant’s Consultant notifying Tenant of its failure to respond, whereupon, Tenant’s Representative and/or Tenant’s Consultant, as applicable, will have five (5) calendar days to submit any comments or feedback to the Landlord’s Architect. If Tenant’s Representative and/or Tenant’s Consultant, as applicable does not respond within such five (5) calendar day period, then Tenant is deemed to have approved the Design Documents and/or Tenant’s Plans and Specifications, as applicable, and shall no longer have any right to comment or approve with respect thereto.
(c)    Substantial Completion. The Landlord’s Work shall be performed in a professional, good and workmanlike manner in accordance with all applicable codes, statutes, laws, rules and regulations. During the course of construction, Tenant’s Representative and Tenant’s Consultant agree to attend bi-weekly construction meetings and site inspections with Landlord for the purpose of monitoring that Landlord’s performance of the Landlord’s Work is being effectuated consistent with the Tenant’s Plans and Specifications in accordance with industry standard (“Inspections”). Landlord shall reasonably cooperate with Tenant’s Representative and Tenant’s Consultant to schedule Inspections at times that are mutually convenient for all sides and will set forth the items to be reviewed during the Inspections in writing (email being acceptable) in advance (the “Inspection List”). If either Tenant’s Representative or Tenant’s Consultant discovers any deviation from the Tenant’s Plans and Specifications during an Inspection, Tenant shall advise Landlord in writing (email to Jeffrey Sussman <JSussman@ejmequities.com> being acceptable) within two (2) business days following the discovery thereof, and Landlord shall correct any such deviation as expeditiously as reasonably possible in accordance with industry standard. If Tenant’s Representative or Tenant’s Consultant do not attend such Inspections and/or attends such Inspections and do not raise any discrepancy to Landlord regarding the performance of the Landlord’s Work, then Tenant is deemed to have waived its right to object to the portion of the work that was included as part of the Inspection List. Landlord shall deliver the New Premises to Tenant in turnkey condition substantially complete and ready for use and occupancy by Tenant. The New Premises shall be deemed substantially complete upon the occurrence of all of the following: (i) Landlord’s delivery to Tenant’s Representative and Tenant’s Consultant of self-certification letters by Landlord’s Architects and engineers certifying that the Landlord’s Work built pursuant to Tenant’s Plans and Specifications is substantially complete in accordance with industry standard and that Tenant can use all of the New Premises for the permitted uses therein; and only minor and insubstantial details of decoration and mechanical adjustment remain (subject to industry accepted Punch List items defined below); and (ii) the thorough and professional cleaning of the New Premises and corridor so that each are ready for Tenant’s use and occupancy; and (iii) walk-through of the New Premises by Landlord, Tenant’s Representative and Tenant’s Consultant confirming the substantial completion of the Landlord’s Work and identifying any punch list items of Landlord’s Work to be performed by Landlord following Tenant’s occupancy of the New Premises (a “Punch List”). The foregoing (i) through (iii) inclusive shall be deemed “Substantial Completion”. Landlord will provide fifteen (15) days prior written notice to Tenant’s Representative and Tenant’s Consultant of the estimated date of Substantial Completion and during such fifteen (15) day period, Landlord, Tenant’s Representative and Tenant’s Consultant will perform a walk-through of the New Premises for the purpose of establishing the Punch List. Upon the New Premises Commencement Date, Tenant shall accept the New Premises in its “as is” condition but excluding latent defects and the Punch List items, which Landlord shall correct. Landlord shall endeavor to complete all Punch List items within thirty (30) days following receipt of the Punch List (subject to items of Long Lead Work). Landlord shall coordinate the performance of any Punch List items with Tenant’s Representative in an effort to minimize interference with Tenant’s business and where reasonably requested by Tenant, Landlord shall perform Punch List items outside of normal work hours which are Monday through Friday 8 a.m. to 6 p.m. excluding federal holidays.
(d)    Warranty. Landlord shall cause the general contractor performing Landlord’s New Premises Work to warrant said work against defects in workmanship, installation, materials and equipment for a period of one (1) year from the Substantial Completion date. The one (1) year limitation of the foregoing warranty shall not limit Landlord’s obligations under the Lease during the Term.
(e)    Landlord’s Contribution. Landlord shall perform Landlord’s New Premises Work and the Relocation Work at Landlord’s sole cost and expense, which the parties anticipate will be Two Hundred and 00/100 U.S. Dollars ($200.00) per rentable square foot of the New Premises or Two Million Seven Hundred Thousand and 00/100 U.S. Dollars ($2,700,000.00) (the “Landlord’s Contribution”). The Landlord’s Contribution does not include sums necessary to perform the Landlord’s Corridor Work, which shall also be performed at Landlord’s sole cost and expense. Landlord shall apply the Landlord’s Contribution to all of the actual costs incurred as part of Landlord’s New Premises Work and Relocation Work as the same become due and payable (but not to the Landlord’s Corridor Work). If the actual costs of the Landlord’s New Premises Work and Relocation Work exceeds the Landlord’s Contribution, then Landlord shall nonetheless be obligated to bear the cost therefor unless the increase in costs is due to a change requested by Tenant in writing after Tenant’s final approval or deemed approval of the Tenant’s Plans and Specifications (the “Tenant’s Changes”) in which case

Tenant shall be responsible for the cost of the Tenant’s Changes. In order for Tenant to be responsible for the cost of the Tenant’s Changes, Tenant must approve the cost of said change in advance in writing to Landlord. Tenant shall pay the cost of the Tenant’s Changes within ten (10) business days following Landlord’s written request therefor.
(f)    General Cooperation. The parties acknowledge that both desire the Landlord’s Work to be completed as quickly and efficiently as possible and Landlord and Tenant will cooperate and coordinate with each other to achieve such mutual goal.
(g)    Tenant’s Consultant. Tenant may engage an architectural consultant and/or a construction project manager of Tenant’s choosing to represent Tenant’s interests during the design and construction of the Landlord’s Work (the “Tenant’s Consultant”). The Tenant’s Consultant may (but does not have to) be Tenant’s Representative. Landlord and Tenant each agree to cause its consultants to cooperate and coordinate with each other to achieve the most efficient design and construction schedule necessary to achieve the common goals for all parties. Landlord agrees that in addition to the Landlord Contribution, Landlord will provide an allowance of up to One Hundred Thousand U.S. Dollars ($100,000.00) to pay for the actual costs incurred for such Tenant’s Consultant as and when said costs become due and payable throughout the process (the “Consultant Allowance”). Landlord shall send written notice to Tenant if Landlord reasonably believes that the Tenant’s Consultant is causing unreasonable delay in the project schedule and Tenant shall have five (5) business days to correct the same.
(h)    Cost of Landlord’s Work. If the actual costs of Landlord’s New Premises Work and Relocation Work as evidenced by final invoices by all of Landlord’s contractors, vendors, materialmen, agents, movers, architects and engineers is less than the Landlord’s Contribution, then Landlord shall pay the difference to Tenant in a lump sum payment within ten (10) business days following Landlord’s calculation of the actual costs (which shall be no later than thirty (30) days after the New Premises Commencement Date).
(i)    Early Entry By Tenant. Landlord agrees to allow Tenant entry and access to the New Premises up to thirty (30) days prior to the date of the anticipated substantial completion of the New Premises for the purpose of Tenant’s installation of any items of personal property, furniture, fixtures and equipment, if any such items are to be installed by Tenant and not Landlord, at appropriate times as reasonably determined by Landlord.
5.    Decorative Allowance. Landlord shall provide Tenant with a Five Million and 00/100 Dollar ($5,000,000.00) payment (the “Decorative Allowance”), which Tenant may use for any purpose at its sole discretion. Landlord shall pay the Decorative Allowance to Tenant as follows:
(a)    Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00) within five (5) Business Days following the Amendment Effective Date; and
(b)    Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00) within five (5) Business Days following the New Premises Commencement Date.

In each instance, Tenant shall provide written notice to Landlord (requesting such amounts pursuant to this Amendment. Tenant shall not be required to provide any back-up or supporting documentation to Landlord concerning the use of the Decorative Allowance.
6.    Surrender of Existing Premises.
(a)     Subject to Substantial Completion of the New Premises pursuant to Paragraph 4(c), by the Friday immediately following the New Premises Delivery Date, Tenant shall leave the Existing Premises in such a manner that Landlord will be able to complete Tenant’s Relocation Work over the weekend. At Tenant’s option, Tenant shall have the right to engage its own mover for the Relocation Work and oversee the Relocation Work to its satisfaction, which mover shall be knowledgeable in office moves within New York City and charge industry standard pricing. Landlord will reimburse Tenant for the commercially reasonable costs therefor or pay such costs directly as set forth in Paragraph 4(e). The date of which Landlord or Tenant completes the Relocation Work shall be the “New Premises Commencement Date”. Tenant acknowledges that possession of the Existing Premises must be surrendered to Landlord on such date. Notwithstanding anything in the Original Amended Lease to the contrary, if possession of the Existing Premises is not surrendered to Landlord in accordance with the terms of this Paragraph 6 subject to Substantial Completion of the New Premises, Article 20 of the Original Amended Lease shall apply with respect to Tenant’s holding over of the Existing Premises and Landlord may pursue all rights and remedies available at law, in equity and pursuant to the Lease. In addition to any other rights or remedies Landlord may have under the Original Amended Lease, at law or in equity and without limiting Landlord’s right to collect damages on account of Tenant’s failure to surrender the Existing Premises on or before the Friday immediately following the New Premises Delivery Date, Tenant shall pay to Landlord the sums set forth in Article 20 of the Original Amended Lease on account of Tenant’s use and occupancy of the Existing Premises through but not including the date on which surrender of the Existing Premises is made in accordance with the terms of the Original Amended Lease.
(b)     Tenant has not done or suffered, and shall not do or suffer, anything whereby the Existing Premises or any fixtures, equipment or personalty incorporated therein have been, or shall be, encumbered in any way whatsoever. On or before the New Premises Commencement Date, Tenant shall: (i) remove from the Existing Premises all personal property that will not be moved by the professional movers located in the Existing Premises; (ii) surrender the Existing Premises in broom-clean condition and free of all debris, ordinary wear and tear and damage for which Tenant is not responsible under the terms of the Lease excepted; and (iii) deliver possession of the Existing Premises to Landlord free and clear of all occupants and rights of occupancy. Notwithstanding anything in the Original Amended Lease to the contrary, as of the New Premises Commencement Date, Tenant shall not be obligated to remove any Alterations and Specialty Alterations or any other improvement that it or Landlord, on Tenant’s behalf, may have installed in the Existing Premises.
(c)     Effective as of the New Premises Commencement Date, Tenant and Landlord, as applicable, shall for themselves and any and all of their respective successors and assigns, release and forever discharge each other and their respective, distributees, personal representatives, successors and assigns, officers, agents and representatives from all manner of actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, acknowledgments, extents, executions, claims and demands whatsoever, in law, admiralty or in equity, that either party or their successors or assigns or any person claiming by or through either party, as applicable, ever had, now have, or may have, now or hereafter, for, upon or by reason of any matter, cause or thing whatsoever in connection with the leasing by Tenant of the Existing Premises, from the beginning of the world through and including the New Premises Commencement Date, including any claims for audits of Operating Expenses and Taxes, except for Operating Expenses and Taxes due under the Lease with respect to the Existing Premises through the New Premises Commencement Date, which amounts have not yet been billed and/or reconciled by Landlord.
(d)     Tenant shall perform all of its obligations to be performed under the Lease with respect to the Existing Premises, including the payment of Fixed Rent and Additional Rent payable and/or allocable for the period to and including the New Premises Commencement Date, it being further agreed that Tenant’s liability for any and all amounts due under the Lease with respect to the Existing Premises through the New Premises Commencement Date, shall survive the New Premises Commencement Date and shall be due and payable when determined and billed by Landlord.
(e)    For the avoidance of doubt, Tenant shall not be obligated to vacate the Existing Premises until the New Premises are Substantially Complete pursuant to Paragraph 4(c) hereof.
7.    Technical Amendments. The following provisions of the Original Amended Lease are amended as set forth below:
(a)    As of the Amendment Effective Date, (i) Section 9 of the First Amendment and the Termination Option contained therein is deleted in its entirety and of no further force or effect, (ii) Section 5 of the First Amendment and the provisions relating to premises located on the 37th floor of the Building contained therein is deleted in its entirety and of no further force or effect and (iii) Section 8 of the First Amendment and the provisions relating to surrender contained therein is deleted in its entirety and of no further force or effect.
(b)    Modifying Article 26, Landlord’s address for notices is replaced with the following:
“If to Landlord: (a) 275 East Broad Street, Columbus, Ohio 43215-3771, Attention: Director, Real Estate Assets, with a copy to (b) Edward J. Minskoff Equities, Inc., 1325 Avenue of the Americas, New York, New York 10019, Attention: Chief Financial Officer, and a copy to (c) Arent Fox LLP, 1301 Avenue of the Americas, 42nd Floor, New York, New York 10019, Attention: Faige Klein, Esq., and a copy to (d) each Mortgagee and Lessor that shall have requested the same by notice given in accordance with the provisions of this Article 26 at the address designated by such Mortgagee or Lessor.”
(c)    Within thirty (30) days following the Amendment Effective Date, Tenant shall provide to Landlord evidence reasonably satisfactory to Landlord, which may include an amendment to the Letter of Credit under the Original Lease, that the Letter of Credit has been amended to take into account the New Premises Expiration Date. For the avoidance of doubt but without limitation of any of the provisions of Article 31 of the Original Lease, it is the intention of Landlord and Tenant that the amounts drawable under any Letter of Credit must be available at a date that is at least ninety-one (91) days after the Fixed Expiration Date. At Tenant’s sole cost and expense, Landlord shall cooperate with Tenant to effectuate such amendment in any reasonable respect that does not invalidate or call into question the validity or effectiveness of the Letter of Credit or Landlord’s ability to negotiate the same at all times.
(d)    The first sentence of Schedule C of the Original Lease is hereby deleted in its entirety and replaced with the following:
“1.    The base building interior zone air conditioning system serving each full floor of the Building shall deliver a nominal 8,000 CFM at 57° F± supply air discharge temperature (Building Standard). Tenant system must meet building design criteria and air distribution system must meet building standard VAV criteria.”
(e)    Clause (b) of Schedule D (additional insureds) of the Original Lease is hereby deleted as the following is inserted in lieu thereof:
“Additional Insureds:
590 Madison Avenue, LLC
Edward J. Minskoff
Edward J. Minskoff Equities, Inc.
590 Madison Avenue Associates, L.P.
OTR-590 Madison Avenue LLC
The State Teachers Retirement Systems of Ohio
OTR, an Ohio general partnership
Goldman Sachs Mortgage Company and its successors and/or assigns as their interests may appear”
(f)    Section 2 of the First Amendment is hereby deleted as the following is inserted in lieu thereof:
“Fixed Rent. Modifying and supplementing the definition of “Fixed Rent” as set forth in Section 1.1 of the Original Lease, effective as of the New Premises Rent Commencement Date, the term “Fixed Rent” as it applies to the New Premises shall mean from the New Premises Rent Commencement Date through the day immediately preceding the tenth (10th) anniversary of the New Premises Rent Commencement Date an annual sum of One Million Three Hundred Fifty Thousand and 00/100 U.S. Dollars ($1,350,000.00) per annum, payable in twelve (12) monthly installments of One Hundred Twelve Thousand Five Hundred and 00/100 U.S. Dollars ($112,500.00).”
8.    Brokerage. Each of Landlord and Tenant represents and warrants to the other that it has not dealt with any broker or agent in connection with this Amendment other than Edward J. Minskoff, Equities, Inc., CBRE, Inc. and Cushman & Wakefield, Inc., and referring Broker Wiedman Real Estate Advisors, Ltd. (collectively, the “Amendment Broker”). The execution and delivery of this Amendment by each party shall be conclusive evidence that such party has relied upon the foregoing representation and warranty. Tenant and Landlord shall each indemnify and hold the other harmless from and against any and all claims for commissions, fees or other compensation by any broker or agent (other than Amendment Broker) who shall claim to have dealt with indemnitor in connection with such claims, including reasonable attorneys’ fees and disbursements. Landlord agrees that it shall be responsible for the payment of any commission due Amendment Broker pursuant to separate agreement. The provisions of this Paragraph 9 shall survive the expiration or earlier termination of the Lease.
9.    Miscellaneous.
(a)    THIS AMENDMENT IS CONTINGENT ON LANDLORD EXECUTING THE THIRD-PARTY LEASE PRIOR TO THE CONTINGENCY DEADLINE OR EXTENDED DEADLINE. EXCEPT FOR THE TERMS AND OBLIGATIONS PROVIDED IN PARAGRAPH 7(B), (C), (D) AND (F), PARAGRAPH 8 AND IN THIS PARAGRAPH 9(a), (I) NEITHER PARTY SHALL HAVE ANY OBLIGATIONS UNDER THIS AMENDMENT UNLESS AND UNTIL THE AMENDMENT EFFECTIVE DATE, AND (II) THE TERMS OF THIS AMENDMENT SHALL HAVE NO FORCE AND EFFECT UNLESS AND UNTIL THE AMENDMENT EFFECTIVE DATE. IN THE EVENT THAT LANDLORD DOES NOT EXECUTE THE THIRD-PARTY LEASE PRIOR TO THE CONTINGENCY DEADLINE OR EXTENDED DEADLINE, WITH THE EXCEPTION OF PARAGRAPH 7(B), (C), (D) AND (F), PARAGRAPH 8 AND THIS PARAGRAPH 9(A), THE TERMS OF THIS AGREEMENT SHALL BE NULL AND VOID. UNLESS AND UNTIL THE THIRD-PARTY LEASE BECOMES EFFECTIVE, THE ORIGINAL AMENDED LEASE SHALL CONTINUE IN FULL FORCE AND EFFECT UPON ALL OF ITS TERMS, UNMODIFIED, AND SHALL CONTINUE TO GOVERN TENANT’S TENANCY OF THE BUILDING UNTIL THE NEW PREMISES COMMENCEMENT DATE. LANDLORD AND TENANT HEREBY RATIFY AND CONFIRM ALL OF THE TERMS, CONDITIONS, AND COVENANTS OF THE ORIGINAL AMENDED LEASE, ON A CONTINUING BASIS, AT ALL TIMES PRIOR TO THE NEW PREMISES COMMENCEMENT DATE.
(b)    Landlord and Tenant acknowledge and agree that except as specifically set forth in this Amendment, all items of work to be performed in respect of the Existing Premises have been fully performed and all items of Landlord’s contribution, if any, have been fully expended in complete satisfaction of Landlord’s obligations set forth in the Original Amended Lease. Except as specifically set forth in this Amendment, Landlord shall have no additional or further obligations to perform any work or expend any Landlord’s contribution with respect to any portion of the Existing Premises.
(c)    The Lease shall continue in full force and effect upon all of its terms except as expressly modified by this Amendment, and Landlord and Tenant hereby ratify and confirm all of the terms, conditions and covenants of the Lease as amended hereby.
(d)    In the event of any conflict or inconsistency between the terms of the Original Amended Lease and this Amendment, the terms of this Amendment shall control.
(e)    Each of Landlord and Tenant represents and warrants to the other that it has full right, power and authority to enter into this Amendment and that the Person or Persons executing this Amendment on its behalf are authorized to do so.
(f)    Tenant represents and warrants to Landlord that, there exist no defenses by Tenant against the enforcement of the Original Amended Lease or the Lease as amended by this Amendment or any rights to offset against any sums due by Tenant to Landlord under the Original Amended Lease or the Lease as amended by this Amendment, and Tenant has no knowledge of any event that, with the giving of notice, the passage of time, or both, would constitute a default by Landlord under the Lease as amended by this Amendment. Landlord represents and warrants to Tenant that, to Landlord’s knowledge, there exist no defenses by Landlord against the enforcement of the Original Amended Lease or the Lease as amended by this Amendment, and Landlord has no knowledge of any event that, with the giving of notice, the passage of time, or both, would constitute a default by Tenant under the Lease as amended by this Amendment. This Amendment shall not be binding upon Landlord or Tenant until both parties have executed and delivered it to the other.
(g)    This Amendment may not be amended or modified unless such amendment or modification shall be in writing duly executed and delivered by the parties hereto.
(h)    This Amendment together with the Original Amended Lease as modified by this Amendment, contains the entire agreement between Landlord and Tenant with respect to the subject matter hereof and supersedes all prior agreements or understandings between Landlord and Tenant with respect to the matters contained herein. Neither Landlord nor Tenant shall be bound by any warranties, guaranties or representations that are not specifically set forth in the Lease.
(i)    If any term or provision of this Amendment or the application thereof to any Person or circumstances shall, to any extent, be held invalid or unenforceable, the remainder of this Amendment, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Amendment shall be valid and be enforced to the fullest extent permitted by law.

(j)    This Amendment shall inure to the benefit of, be enforceable by and against, and be binding upon, the successors and assigns of Landlord and the permitted successors and assigns of Tenant.
(k)    This Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together, constitute one and the same instrument. Signatures exchanged via “.pdf” or other electronic transmission shall be deemed originals.
(l)    This Amendment was negotiated in the State of New York, which State the parties agree has a substantial relationship to the parties and to the underlying transactions embodied hereby, and in all respects, including, without limiting the generality of the foregoing, matters of construction, validity, enforcement and performance, this Amendment and the obligations arising hereunder shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and performed wholly within such State, without giving effect to the principles of conflicts of law of such jurisdiction. To the fullest extent permitted by law, the parties hereby unconditionally and irrevocably waive and release any claim that the law of any other jurisdiction governs this Amendment, and this Amendment shall be governed and construed in accordance with the laws of the State of New York as aforesaid pursuant to Section 5-1401 of the New York General Obligations Law.
(m)    To the maximum extent permitted by applicable law, any legal suit, action, or proceeding against any of the parties hereto arising out of or relating to this Amendment shall be instituted in any federal or state court in New York County, New York, pursuant to Section 5-1402 of the New York General Obligations Law, and each party hereby irrevocably submits to the exclusive jurisdiction of any such court in any such suit, action, or proceeding. Each party agrees to venue in such courts and hereby waives, to the fullest extent permitted by law, any claim that any such action or proceeding was brought in an inconvenient forum.
(n)    Paragraph headings have been inserted for the convenience of reference only and shall not be construed as parts of the particular articles or paragraphs to which they refer. References to “Paragraphs” are to paragraphs in this Amendment and to “Articles” “Sections” or “Subsections” are to articles, sections or subsections in the Original Amended Lease. The term “including” shall mean “including, without limitation,” unless the contest expressly requires otherwise. Unless otherwise stated, references to Exhibits are to Exhibits attached to this Amendment.
(o)    Exhibits A and Exhibit B, to the Original Amended Lease shall apply only to the Existing Premises and Exhibit A annexed to this Amendment, which shall be deemed incorporated into the Lease for such purposes, shall apply only to the New Premises. Effective on the New Premises Commencement Date, Exhibits A and Exhibit B shall be replaced by Exhibit A, annexed to this Amendment.

[The balance of this page is intentionally left blank.]

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment by their respective duly authorized representatives as of the day and year first above written.

LANDLORD: 590 MADISON AVENUE, LLC, a Delaware limited liability company By: 590 MADISON AVENUE ASSOCIATES, L.P., a Delaware limited partnership, its managing member
By: OTR-590 MADISON AVENUE LLC, an Ohio limited liability company, its managing partner By:______________________________ Name: Title:
TENANT:
By: TRAVELZOO, a Delaware corporation By:___________________________________ Name: Lisa Su Title: Chief Accounting Officer
Fed. Id. No. 36-4415727

EXHIBIT A

NEW PREMISES

[Attached]

57TH STREET
SUITE A
13,500 RSF
MADISON AVENUE
SUITE B
11,999 RSF
N

NOTE:
THESE DRAWINGS ARE NOT TO BE SCALED AND ARE FOR REFERENCES ONLY.

KAHN architecture & design, pc
architecture - interior design - planning
2 West 45th Street, Suite 501
New York, New York 10036
T: 212.736.6705 F: 212.736.6709
www.kahnarchitecture.com

PROJECT:

590 MADISON AVENUE

35TH FLOOR

590 MADISON

EXHIBIT B

LANDLORD’S CORRIDOR WORK

Renovate the common area elevator vestibule area in accordance with current building standard, consistent with the attached renderings.

KAHN architecture

590 MADISON

590 MADISON AVENUE
NEW YORK, NEW YORK
35TH FLOOR LOBBY

DATE: 07.17.19

KAHN architecture

12'-0" A.F.F.
B.O SLAB
9'-0" A.F.F.
B.O CEILING
8'-6" A.F.F.
B.O CEILING
0'-0" A.F.F.
FIN. FLOOR
BACK PAINTED GLASS
BACK PAINTED GLASS /
PORCELAIN TILE OPTION
PAINT
METAL TRANSITION
RECESSED PAINTED WOOD
WALL BASE
METAL TRANSITION
OPEN TO BEYOND

1 ELEVATION - ELEVATOR LOBBY

SCALE = 1/4" = 1'-0"

590 MADISON

590 MADISON AVENUE
NEW YORK, NEW YORK
35TH FLOOR LOBBY

ELEVATION
PROJ. NO: 19062
07.17.19

KAHN architecture

WHITE BACK
PAINTED WALL GLASS
SILVER METALLIC
SCUFFMASTER ELEVATOR PAINT
BM DECORATOR WHITE PAINT
OPTION A - LARGE FORMAT PORCELAIN FLOOR

590 MADISON

590 MADISON AVENUE
NEW YORK, NEW YORK
35TH FLOOR LOBBY

FINISHES
PROJ. NO: 19062
07.17.19

EXHIBIT C
TENANT’S EXISTING PREMISES
[see attachment]

57th STREET
IADISON AVENUE
OPEN WORK AREA
OFFICE
PHONE BOOTHS
BOARD ROOM
LUNCH RM CONFERENCE RM.
(TYP) REFER TO NOTE #41
(TYP) REFER TO NOTE #44
CORRIDOR
COPY
IT RM.
RECEPTION
PANTRY
PHOTO HUB
MOTHERS RM
COAT
MAIL AREA
MULTIPURPOSE ROOM
WOMEN
MEN
STORAGE
ELEVATOR LOBBY
ADA T

PARTITION TYPE

PARTITION TYPE '1'
FULL HEIGHT PARTITION 2-1/2" METAL STUDS @ 16" O.C. W/ ONE LAYER 5/8" GYP. BD. ON BOTH SIDES FROM SLAB TO 6" ABOVE FIN. CEILING (SEE DWG. A-901 FOR DETAILS)

PARTITION TYPE '1A'
SIMILAR PARTITION TYPE "1"-EXCEPT 5/8" GYP.BD. ONE SIDE OVER 1-5/8" STUD TRACK. (SEE DWG. A-901 FOR DETAILS)

PARTITION TYPE '1B'
FULL HEIGHT PARTITION 2-1/2" METAL STUDS @ 16" O.C. W/ ONE LAYER 5/8" GYP. BD. ONE SIDE FROM SLAB TO 6" ABOVE FIN AND SLAB TO SLAB OTHER SIDE. CEILING (SEE DWG. A-901 FOR DETAILS)

PARTITION TYPE '1C'
PRECAST COLUMN ENCLOSURE. SEE DETAIL I DWG A-901

PARTITION TYPE '2'
FULL HEIGHT PARTITION 2-1/2" METAL STUDS @ 16" O.C. W/ ONE LAYER 5/8" GYP. BD. ON BOTH SIDES FROM SLAB TO SLAB W/ 2-1/2" THK. SOUND ATTENUATION BLANKET (SEE DWG. A-901 FOR DETAILS)

PARTITION TYPE '2A'
SIMILAR TO PARTITION TYPE '2' EXCEPT W/ TWO LAYER OF FIRE RATED TYPE 'X' 5/8" GYP. BD. ON BOTH SIDES FROM SLAB TO SLAB TO MATCH EXISTING CORRIDOR DEMISING WALL (SEE DWG. A-901 FOR DETAILS)

PARTITION TYPE '3'
FULL HEIGHT BUILDING STANDARD GLASS FRONT SYSTEM WITH GLASS DOORS-(SEE PARTITION TYPE DWG. FOR DETAILS) GYP. BD. GOES FROM SLAB TO SLAB WITH SOUND ATTENUATION BRACING TO STRUCTURE ABOVE (SEE DWG. A-901 FOR DETAILS)

PARTITION TYPE '4'
PLUMBING CHASE PARTITION 3-5/8" METAL STUDS @ 16" O.C. W/ (2) LAYERS MOISTURE RESISTANT GYP.BD. ON PLUMBING SIDE -3" THK. SOUND ATTENUATION BLANKET FROM SLAB TO SLAB. (SEE DWG. A-901 FOR DETAILS)

PARTITION TYPE '4A'
NEW FULL HT. PARTITION FROM SLAB TO SLAB 2-1/2" 20 GA METAL STUDS @ 16" O.C. W/ ONE LAYER 5/8" CEMENT BD. ON SHOWER SIDE AND (1) LAYER OF 5/8" TYPE 'X' GYP. BD. ON OTHER SIDE W/ 3-1/2" THK. SOUND ATTENUATION BLANKET. (SEE PARTITION TYPE DWG. A-901)

PARTITION TYPE '4A'
NEW FULL HT. PARTITION FROM SLAB TO SLAB 2-1/2" 20 GA METAL STUDS @ 16" O.C. W/ ONE LAYER 5/8" CEMENT BD. ON SHOWER SIDE ONLY W/ 2-1/2" THK. SOUND ATTENUATION BLANKET. (SEE PARTITION TYPE DWG. A-901)

PARTITION TYPE '5'
FABRIC WRAPPED PANEL PARTITION, (SEE DWG. A-901 FOR DETAILS)

PARTITION TYPE '6'
LOW WALL W/ 2-1/2" METAL STUDS @ 16" O.C. W/ ONE LAYER 5/8" TYPE 'X' GYP. BD. ON BOTH SIDES FROM SLAB TO 3'-0" ABOVE FINISHED FLOOR. 2"STEEL POST EVERY 12"

PARTITION TYPE 'L'
NEW FULL HEIGHT PARTITION -LAMINATE W/ ONE LAYER 5/8" GYP. BD. ON ONE SIDE - FROM SLAB TO 6" ABOVE FINISHED CEILING.

PARTITION TYPE 'L1'
NEW FULL HEIGHT PARTITION -LAMINATE W/3/4"PLYWOOD AND W/ ONE LAYER 5/8" GYP. BD. ON ONE SIDE - FROM SLAB TO 6" ABOVE FINISHED CEILING.

CONSTRUCTION NOTES

1 GC TO PATCH EXISTING DEMISING PARTITION SKIM COAT TO A SMOOTH FINISH.

CONSTRUCTION NOTES

1. SEE MASTER LEGEND DRAWING G-1, G-2 & ENGINEERING DRAWINGS FOR ADDITIONAL NOTES & SPECS.
2. ALL DIMENSIONS ARE FROM FINISHED DRYWALL TO FINISHED DRYWALL, U.O.N.
3. DOOR BUCKS TO BE TYPICALLY 4" FROM ADJACENT FINISHED CORNER U.O.N.
4. G.C./CONTRACTOR TO LAMINATE OR FURR-OUT (WITH 1-5/8" FURRING STUDS) ALL CORE WALLS, DEMISING WALL, FREE STANDING COLUMNS, PERIMETER COLUMNS, PERIMETER WALLS AS REQUIRED OR DUE TO FIELD CONDITIONS. G.C. TO FURR-OUT TO RECEIVE POWER & DATA OUTLETS. VERIFY IN FIELD WITH BUILDING. OWNER/ MANAGEMENT & ARCHITECT FOR PERIMETER WALL LAMINATION START POINT.
5. DIAGONAL BRACING TO SLAB ABOVE AT ALL DOORS GLAZING, HEADS, JAMBS & TRIMMED OPENINGS.
6. CONTRACTOR TO FURNISH ALL ROUGH PLUMBING & FINAL HOOK-UPS FOR ALL PANTRY FIXTURES.
7. PATCH & REPAIR ALL CORE WALLS FOLLOWING COMPLETION OF MECHANICAL & ELECTRICAL WORK. PROVIDE FIRE STOP AT ALL EXISTING & NEW PENETRATIONS THROUGH RATED ENCLOSURES. LAMINATE EXISTING CORE WALLS & COLUMNS WITH (1) LAYER OF 5/8" GYP. BD. AS REQUIRED.
8. ALL EXISTING DOORS & FRAMES TO HAVE ALL SCREW HOLES & DENTS BONDED & SANDED SMOOTH TO RECEIVE NEW PAINT.
9. SEE ENGINEERING DRAWINGS FOR LAYOUT OF MECHANICAL EQUIPMENT. G.C. IS RESPONSIBLE FOR ENSURING THAT ALL CLEARANCE AT A/C UNITS, ELECTRICAL PANELS, ETC. ARE ADHERED TO. NOTIFY ARCHITECT & ENGINEER OF ANY CONFLICTS IMMEDIATELY.
10. EXISTING COLUMNS ENCLOSURES TO REMAIN IN PLACE. GC TO SCAR PATCH EXISTING COLUMN ENCLOSURES AND CORE PARTITIONS EXTEND DRYWALL TO 6" ABOVE FINISHED CEILING.
11. RESTORE DAMAGED FIREPROOFING AT EXISTING STRUCTURE DUE TO NEW CONSTRUCTION.
12. PRIOR TO OWNER'S OCCUPANCY, CONTRACTORS TO CLEAN ALL SURFACES OF DEBRIS, DUST, LOOSE CONSTRUCTION MATERIALS & EQUIPMENT. LEAVE FLOORS VACUUM CLEAN. CLEAN ALL WINDOWS, GLASS, FRAMES & WINDOW SHADE. VACUUM INSIDE OF CONVECTORS THOROUGHLY.
13. PATCH, FILL & REPAIR ALL SURFACES DISTURBED, CUT DAMAGE IN NEED OF REPAIR OR MADE IMPERFECT BY ALTERATIONS OR REMOVAL WORK & AS REQUIRED TO PREPARE SURFACES FOR NEW MATERIALS & ARRANGEMENTS. PATCH EXISTING SURFACES TO MATCH ADJOINING SURFACES.
14. PROVIDE SCAR PATCHING THROUGHOUT DUE TO REMOVAL OF PARTITIONS, MILLWORK, ELECTRICAL OUTLETS, RECEPTACLE COVER PLATES, EXISTING RECESSED FLOOR CLOSERS, ETC.
15. SEE DOOR/HARDWARE SCHEDULE FOR DOOR INFO.
16. ALL WORK & MATERIAL SHALL COMPLY WITH BUILDING MANAGEMENT RULES & REGULATIONS, INCLUDING ALL SCHEDULED DELIVERIES & REMOVAL OF CONSTRUCTION MATERIAL & DEBRIS. ALL WORK SHALL COMPLY WITH BUILDING DEPARTMENT CODES & REQUIREMENTS.
17. GC. TO REFURBISH EXISTING ACCESS PANELS AND PROVIDE NEW WHERE REQUIRED TO ALLOW ACCESS TO EXISTING & NEW VALVES AS REQUIRED FOR BUILDING MAINTENANCE. PAINTED TO MATCH ADJACENT SURFACES. GC. TO INSTALL & FURNISH ACCESS DOORS ON HORIZONTAL SURFACES TO BE GFRG PANELS (GLASS FIBER REINFORCED GYPSUM). GC. TO FURNISH & INSTALL NEW STAINLESS STEEL ACCESS DOORS ON VERTICAL SURFACES AT CORE TOILETS, SIZES TBD. ACCESS DOOR LOCATIONS TO BE VERIFIED.
18. ALL THERMOSTATS & FIRE SAFETY DEVICE LOCATIONS (I.E. STROBES) TO BE REVIEWED AND APPROVED BY ARCHITECT & OWNER PRIOR TO INSTALLATION.
19. THE LAYOUT OF ALL PARTITION TRACKS & CORE DRILL LOCATIONS ARE TO BE APPROVED BY THE ARCHITECT & OWNER PRIOR TO CONSTRUCTION.
20. NOT USED.
21. ALL EXISTING MASONRY CONSTRUCTION SUCH AS COLUMNS, PIERS, & CORE PARTITIONS DISTURBED DUE TO ADJACENT DEMOLITION ARE TO BE REPLACED & REPAIRED WITH MATERIAL TO MATCH EXISTING CONSTRUCTION & REQUIRED FIRE RATING.
22. FIRESTOP ALL PENETRATIONS THROUGH SLAB AS REQUIRED.
23. FIRE STAIRS & LANDING MUST BE KEPT CLEAN & FREE OF DEBRIS. PATCH AND/OR PAINT DAMAGED FIRE STAIR WALLS & FLOOR.
24. G.C. TO PROVIDE ALL NECESSARY BLOCKING IN WALL FOR SHELVING, WALL MOUNTED MILLWORK, AT TOILET PARTITIONS.
25. GC. TO SCAR PATCH ALL DRYWALL SURFACES FIN A SMOOTH , FINISHED SURFACE. PATCH ALL SOFFITS. FASCIAS WHERE PERIMETER SPRINKLER HEADS & ELECTRIC SHADE MOTORS ARE BEING REMOVED.
26. PROVIDE (1) FIRE EXTINGUISHER PER SUITE. VERIFY LOCATION WITH ARCHITECT. G.C. TO COORDINATE DEPTH OF PARTITION.
27. G.C./CONTRACTOR SHALL FURNISH & INSTALL NEW FIRE RETARDANT 3/4" THICK A/B PLYWOOD. MOUNT PLYWOOD DIRECTLY ONTO FINISHED DRYWALL. WALL TO WALL. 6" AFF. PLYWOOD TO BE PAINTED PRIOR TO WIRING/EQUIPMENT INSTALLATION. COORDINATE WITH CLIENT FOR LOCATION.
28. G.C. TO COORDINATE A WALK-THRU WITH BUILDING MANAGEMENT & TMP. FOR FIELD CONDITIONS OF EXISTING CORE AREAS
29. G.C. TO BOX OUT ALL EXISTING EXPOSED PIPES AS TIGHT AS POSSIBLE TO MINIMIZE BUILT-OUT.
30. G.C. TO BE RESPONSIBLE FOR VERIFYING ALL EXISTING DEMISING WALLS & MAINTAIN 1 HR RATING. PATCH ALL HOLES OR DAMAGED WALL TO ENSURE 1 HR RATING FROM SLAB TO SLAB.
31. G.C. TO CAULK ALL WALL EDGES ALONG CEILING GRID USING LATEX CAULK TO AVOID ANY GAPS BETWEEN GRID AND WALL IN FINAL INSTALLATION.
32. G.C./CONTRACTOR TO VERIFY IN FIELD ALL EXISTING DEMISING WALLS, PERIMETER WALLS, COLUMNS THAT ARE TO RECEIVE NEW POWER/DATA. ALL EXISTING/DEMISING WALL NEED TO BE FRAMED OUT IF IN FIELD THERE IS NOT EXISTING FRAMED-OUT PARTITION. G.C. TO VERIFY IN FIELD ALL SUCH LOCATIONS WITH TMP & BUILDING FOR COORDINATION PRIOR WORK.
33. G.C./CONTRACTOR TO PROVIDE SPRAY ON FIREPROOFING.
34. G.C./CONTRACTORS RESPONSIBLE TO PROVIDE ALL NEW H.M. WOOD & GLASS DOORS WITH HARDWARE TO MATCH AS PER BUILDING STANDARD FOR ALL SUITE ENTRY DOORS, SERVICE DOORS & OFFICE/CONFERENCE ROOM DOORS. G.C. TO COORDINATE DOOR HEIGHT & SIZE (IF APPLICABLE) AS PER SITE CONDITIONS & FINISHED REFLECTED CEILING HEIGHT. (SEE ELEVATION DRAWING FOR TYPICAL DOOR ELEVATION)
35. IN ALL NEW BUILDING STANDARD CARPETED LOBBY & CORRIDOR AREAS, G.C. IS RESPONSIBLE TO PROVIDE PROTECTION FROM THE ELEVATOR LOBBY TO THE SUITE IN CONSTRUCTION/DEMOLITION. THE PROTECTION TO BE LAYER OF NEW MASONITE & PAPER. G.C. WILL BE FULLY RESPONSIBLE FOR ANY DAMAGE DONE TO THE CORRIDOR IF NOT IN COMPLIANCE WITH THIS PROCESS.
36. G.C. IS ALSO RESPONSIBLE FOR PROVIDING, OVER THE ENTIRE WIDTH OF THE FLOOR, SISAL PAPER, MASONITE OVER THE SISAL PAPER, SELF ADHERING CLEAR POLY-FILM OVER THE MASONITE. CORRUGATED CARDBOARD WALL PROTECTION 8 FOOT HIGH HELD IN PLACE WITH BLUE PAINTER TAPE. CONTRACTOR IS RESPONSIBLE TO MAINTAIN THE FLOOR & WALL PROTECTION THROUGH THE PROJECT. THE WALL PROTECTION MUST BE RE-TAPED AS NEEDED.
37. G.C. TO CONFIRM LOCATIONS OF ALL FIRE SAFETY EQUIPMENT, THERMOSTATS & OTHER MISC. ITEMS WITH ARCHITECT PRIOR TO INSTALLATION.
38. G.C. TO COORDINATE DEPTH OF FIRE EXTINGUISHER, FIRE HOSE CABINET & ELECTRICAL PANELS & BUILD OUT NEW PARTITIONS TO ACCEPT THEM FLUSH TO FINISH WALL. COORDINATE LOCATION OF ELECTRICAL PANELS WITH ARCHITECT.
39. GC. TO EXTEND DRYWALL ON EXISTING CONSTRUCTION (COLUMNS, PERIMETER WALLS, CORE WALLS, ETC.) TO 6" ABOVE FINISHED CEILING.
40. MAINTAIN PROTECTION THROUGHOUT DEMO AND CONSTRUCTION WITH PROTECTIVE PAPER SEALED AROUND TOP OF COVERS AND CONCEALING TOE KICK. G.C. TO REPAIR ANY DAMAGE, DENTED CONVECTOR COVERS.
41. GC. TO PATCH FLOORS (FILL IN TROUGHS & IMPERFECTIONS) CREATED FROM REMOVAL OF EXISTING PARTITIONS & MAKING CONCRETE FLOOR SMOOTH.
42. G.C. TO PROVIDE 1'-0" X 1'-0" OPENING IN DRYWALL (AT OFFICES & CORRIDORS). ABOVE CEILING FOR AIR RETURN, TRANSFER DUCT TO BE FURNISHED & INSTALLED FOR CONFERENCE ROOM, REFER TO ENGINEER DRAWINGS.
43. NOT USED
44. WHERE THE DEMISING PARTITION MEETS THE INDUCTION UNIT ENCLOSURE, THE GC. IS TO ACOUSTICALLY LINE THE INSIDE OF THE INDUCTION UNIT ENCLOSURE BETWEEN OFFICES WITH 4" MINIMUM INSULATION, SECURED IN PLACE FOR THE FULL HEIGHT OF THE ENCLOSURE.
45. ALL DECORATIVE WOOD, ORNAMENTAL METAL AROUND COLUMN TO BE REMOVED AND REPLACED WITH DRYWALL ENCLOSURE. GC. TO INSTALL DRYWALL, TAPE, SPACKLE, READY FOR PAINTING BY OTHERS.
46. ALL COLUMN ENCLOSURES TO REMAIN. GC TO SCAR PATCH EXISTING COLUMN ENCLOSURES AND CORE PARTITIONS EXTEND DRYWALL TO 6" ABOVE FINISHED CEILING.

CONSTRUCTION LEGEND

- EXISTING BUILDING STRUCTURE OR PARTITION TO REMAIN
- NEW WALL OR PARTITION
- NEW 2 HR FIRE RATED DEMISING WALL
- ROOM OR AREA NUMBER
- DOOR NUMBER - SEE SCHEDULE
- ELEVATION KEY / DETAIL KEY
- TYPICAL DOOR SET BACK (4") U.O.N.
- ALIGNMENT SYMBOL
- AREA OF MILLWORK, SEE ELEVS. & DETS
- COAT CLOSET, PROV HAT SHELF AND GROUNDS FOR WALL MOUNTED COAT ROD. SEE DWG. A-07, SECTION 'L'
- PARTITION TYPE SEE PARTITION TYPE DWG. FOR INFO.
- NEW IN-WALL 20 GA. X 24"H. SHEET METAL BLOCKING IN DRYWALL FOR WALL MOUNTED FURNITURE SIGNAGE, SHELVING, TV SCREENS & EQUIPMENT. MOUNT SHEET METAL @ 60" O.C. AFF. VERIFY WITH ARCHITECT PRIOR TO INSTALATION.
- FULLY RECESSED FIRE EXTINGUISHER & CABINET
  MFR: LARSEN
  SERIES: ARCHITECTURAL
  MODEL: 2409-R1
  GLASS & TRIM: VERTICAL DUO W/CLEAR ACRYLIC PANEL OPENING SIZE: 25"H X 10 ½"W X 5 ½"D
  FINISH: WHITE
  EXTINGUISHER:MANUFACTURER RECOMMENDED.
  G.C TO BUILD NEW PARTITION W/ ENOUGH CLEARANCE TO RECESS F.E.

No.	DESCRIPTION	DATE
1	ISSUED BACKGROUNDS TO ENGINEER	09.12.13
2	ISSUED FOR REVIEW	10.08.13
3	ISSUED FOR REVIEW	10.10.13
4	ISSUED REVISED BACKGROUNDS TO ENGINEER	10.11.13
5	ISSUED FOR BID	10.24.13
6	ADDENDUM #1	11.06.13
7	ISSUED REVISED BACKGROUNDS TO ENGINEER	12.10.13
8	SB-1	12.18.13
9	ISSUED FOR CONSTRUCTION	12.19.13
10	REVISED AS BUBBLED	02.28.14

No.	DESCRIPTION	DATE

KEY PLAN 37TH FLOOR

AREA OF CONSTRUCTION WORK

590 MADISON AVE.
37TH FLOOR
NEW YORK, NY
BLOCK:1292 LOT:15
ZONING DISTRICT: C5-3
ZONING MAP: 8C

The Contractor shall check and verify all dimensions on site and report any discrepancies in writing to The Mufson Partnership / TMP Architectural, LLP before proceeding with work. All drawings are the property of The Mufson Partnership / TMP Architectural, LLP and shall not be reproduced without the written consent of The Mufson Partnership / TMP Architectural, LLP. Drawings shall not be scaled for information. All Rights Reserved. This plan is approved only for work indicated on the application specification sheet. all other matters shown are not to be relied upon or to be considered as either being approved or in accordance with applicable codes.

TMP ARCHITECTURAL, LLP
22 W. 19th Street 5th Floor
New York, NY 10011
T: 212.352.1282

PROJECT
EDWARD J.MINSKOFF EQUITIES
590 MADISON AVENUE
37TH FLOOR
NEW YORK, NEW YORK

DRAWING TITLE
37TH FLOOR CONSTRUCTION PLAN

SEAL & SIGNATURE

DATE: 9-1-13
SCALE:
PROJECT No.: 2983
DRAWING BY: JS
CHECKED BY: CP
DWG No.:

A-101.00

CAD FILE No.:

57th STREET
OPEN WORK AREA
OFFICE
PHONE BOOTHS
BOARD ROOM
LUNCH RM CONFERENCE RM.
CORRIDOR
RECEPTION
COPY
PHOTO HUB
PANTRY
MULTIPURPOSE ROOM
STORAGE
ELEVATOR LOBBY
MEN
WOMEN
ADA T.

FIXTURE SCHEDULE

F1 — RECESSED LINEAR LED FIXTURE, GRID
MFR: CORONET
ITEM: LSR3LED-4FT & CONTINUOUS ROW MOUNTING-BOLT SLOT -UNV
LAMP: (1) FP28/830/ECO
FINISH: WHITE POWDER COATED
WATT: 28W
LAMP COLOR: 3500K

F1A — RECESSED LINEAR LED FIXTURE, GYP BD
MFR: CORONET
ITEM: LSR3LED-XFT CONTINUOUS ROW MOUNTING-F-UNV
LAMP: (1) FP28/830/ECO-OVERLAPPING LAMPS
FINISH: WHITE POWDER COATED
WATT: 28W
LAMP COLOR: 3500K

F1B — RECESSED LINEAR LED FIXTURE, GRID
MFR: CORONET
ITEM: LSR3LED-4FT & CONTINUOUS ROW MOUNTING-BOLT SLOT -UNV
LAMP: (1) FP28/830/ECO DIMMING BALLAST
FINISH: WHITE POWDER COATED
WATT: 28W
LAMP COLOR: 3500K

F2 — 24" PENDANT FIXTURE
MFR: EUREKA
ITEM: AREA 48100-24-WH-WH
LAMP: 2XCFL 24-35
FINISH: WHITE, AIRCRAFT CABLE
3500 K

F3 — LINEAR LED DIRECT/INDIRECT 4'/6'/8' PENDANT
MFR: CORONET
ITEM: LS3LED-XFT-10N-1UP-T5LED-UNV-AC-UP
LAMP: (2) FP28/830/ECO CONTINUOUS
FINISH: WHITE
WATT: 28W
LAMP COLOR: 3500K
LENGTH OF CABLE TBD

F4 — NEO LINEAR FLUORESCENT PENDANT 4'
MFR: SE'LUX
ITEM: NEO5-1T5HO-WI-RS-RUN-SEF2/SE/SEX2
120 VOLTS
OTPIONS: DIMMING (ECO10)
LENGTHS WILL VARY
BOTTOM OF PENDANT, APPROX. 7' AFF

F5 — DECORATIVE 24" DIA. PENDANT
MFR: NEIDHARDT
TEM: RP006 PENDANT
SIZE: 24"
LAMPS: LED STRIP
SATIN WHITE PAINTED W RAL
LENGTH OF CABLE 36"+/_

F6 — DECORATIVE 364" DIA. PENDANT
MFR: NEIDHARDT
TEM: RP006 PENDANT
SIZE: 36"
LAMPS: LED STRIP
SATIN WHITE PAINTED W RAL
LENGTH OF CABLE 36"+/_

F7 — WALL MOUNTED
MFR: SPECTRUM
ITEM: STAGE COACH RUM SERIES SW1007CF-26-EX-FJ1-PA15-MW(BRUSHED ALUMINUM FINISH)
STYLE: STAGE COACH RUM SERIES
3500K

F8 — 16" DIA. PENDANT FIXTURE
MFR: EUREKA
ITEM: SKIRT 4256-UCR 16"
LAMP: LED 8.30
FINISH: WHITE
CLEAR FROSTED DIFFUSER
3500K
AIRCRAFT CABLE LENGTH TBD

F9 — WALL MOUNTED PHONE BOOTH FIXTURE
MFR: ARTEMIDE
ITEM: PLATEA WALL
LAMP: FLU GX24Q-4 1X42W
FINISH: WHITE
3500K, MOUNTING HEIGHT TBD

F10 — NARROW BODY STRIP, ONE LAMP, LIGHT FOR UNDERCABINET
MFR: ACCLAIM LIGHTING
SERIES: FLEX CHANNEL LOW PROFILE
ITEM: FLX888
LAMP: FLEX II HO
GC TO FIELD VERIFY LENGTHS REQUIRED TO COVER ENTIRE SURFACE, CONTINUOUS RUN & COMPLETE COVERAGE OF AREA , 3500K

F11 — MINI SIDE MOUNT STRIP BATHROOMS
MFR: TEXAS FLUORESCENT
SERIES: KDSM MINI SIDE MOUNT STRIP
ITEM: KDSM-130/54-MV T5HO
GC TO FIELD VERIFY LENGTHS REQUIRED TO COVER ENTIRE SURFACE, CONTINUOUS RUN & COMPLETE COVERAGE OF AREA.
3500K

F12 — RECESSED 2'X2' FLUORESCENT
MFR: PICASSO JACKELINE SERIES
ITEM: JAC-22-224WT8HO-S
3500K

F13 — NARROW BODY STRIP, ONE LAMP, LIGHT FOR OPEN AREA
MFR: TEXAS FLUORESCENT
SERIES: 5
ITEM: 5125
LAMP: T8-61.25
GC TO FIELD VERIFY LENGTHS REQUIRED TO COVER ENTIRE SURFACE, CONTINUOUS RUN & COMPLETE COVERAGE OF AREA.

RCP LEGEND

MAXIMIZE CEILING HEIGHTS
DENOTES CEILING MATERIALS
AT: ACOUSTICAL TILE
GB: GYP. BOARD / CT: CERAMIC TILE
DENOTES CEILING HEIGHT

INDICATES EXPOSED W/L SLAB, SPRAY PAINTED, ALL DUCTS/PIPES PAINTED SEE FINISH PLAN

AP — NEW BUILDING STANDARD FLUSH SEAMLESS ACCESS PANEL
MFR: DOOR ACCESS
ITEM: GLASS FIBER REINFORCED GYPSUM, FG 18"X18" ACCESS DOOR

NEW 2'X2' SUSP'D ACOUSTICAL CEILING SYSTEM
MFR: ARMSTRONG CEILING
ITEM: #1912HRC ULTIMA CEILING W/ BEVELED TEGULAR 24" x 24"x 3/4"
GRID: XL 9/16" SILHOUETTE BOLT-SLOT, 1/8" REVEAL TEE GRID. SHADOW MOULDING AT PERIMETER OF GRID. G.C. TO FINISH AND INSTALL CEILING GRID ENDCAPS TO TIE INTO LIGHT FIXTURES.

NEW GYPSUM BOARD CEILING

GYP1: CEMENT BOARD ON CEILING
NEW 5/8" CEMENT BOARD AT SHOWER AREA ONLY. PREPARE CEILING FOR NEW FINISH. SEE FINISH PLAN FOR ADDITIONAL INFORMATION.

OPEN — EXISTING SLAB -OPEN CEILING PAINTED AS REQUIRED. SEE FINISH PLAN.

FIXTURE SCHEDULE CONT.

C — 6" HORIZONTAL FLUORESCENT SHALLOW DOWNLIGHT PUBLIC AREAS
MFR: SPECTRUM LIGHTING, INC.
ITEM: 9098H132-EX-C824-AR6315-WH
BALLAST: EX-ELECTRONIC MULTI-VOLT 120V THRU 277V
FINISH: WHITE TRIM, 3500K

C1 — DOWNLIGHT LED FIXTURE
MFR: SPECTRUM
ITEM: 9DE49QLED-18W-31K-E1-BMLED-AR0404LED-WH-90 (MICRO PRISM).

C2 — DOWNLIGHT FIXTURE SHOWER
MFR: SPECTRUM
ITEM: 9GE49QLED-18W-31K-EY-EMLED-AR0404LED-WH-WL (WET LOCATION).

CONTROL LEGEND

OS — RECESSED CEILING MTD. OCCUPANCY SENSOR
MFR: LEVITON
ITEM: CEILING MOUNT OCCUPANCY SENSOR
MOD #: OSSMT-MD
FINISH: WHITE, MOUNTED @ 3'-2" A.F.F. / INSTALL CENTER OF TILES

ENGINEER TO CONFIRM O.S. QUANTITIES AND LOCATIONS.

REFER TO ENGINEERING DRAWINGS FOR TIME CLOCKS AND OVERRIDE SWITCH INFORMATION.

EM — EMERGENCY LIGHT FIXTURES(SEE ENGINEER'S DRAWINGS)

NEW RECESSED C.L.G. MTD. ILLUMINATED L.E.D. EXIT LIGHT RECESSED EMERGENCY BATTERY PACK
MFR: AT-LITE
ITEM: MATCH W/ BUILDING STANDARD
FINISH: MATCH W/ BUILDING STANDARD
LAMP: LED 120 V.
ARROWS INDICATE DIRECTION(S)

\$ — NEW RECESSED WALL MTD. LIGHT SWITCH
MFR: LEVITON
ITEM: DECORA SERIES
FINISH: WHITE W/ WHITE COVER PLATE MOUNTED @ 3'-2" AFF

\$OS — RECESSED WALL MTD. OCCUPANCY SENSOR
MFR: LEVITON
ITEM: DECORA WALL SWITCH
MOD #: OSSNL-ID
FINISH: WHITE, MOUNTED @ 3'-2" A.F.F.

OV — RECESSED WALL MTD OVERRIDE SWITCH
MFR: LEVITON
ITEM: DECORA WALL SWITCH
FINISH: WHITE, MOUNTED @ 3'-2" A.F.F.

DIM — RECESSED WALL MTD SLIDING DIMMER SWITCH
MFR: LEVITON
ITEM: DECORA WALL SWITCH
FINISH: WHITE, MOUNTED @ 3'-2" A.F.F.

TIME CLOCK RELAY PANEL FOR ALL OPEN AREAS. REFER TO ENG DRAWINGS FOR DETAILS

REFLECTED CEILING NOTES

1. REFER TO GN-1 FOR FURTHER INFORMATION.
2. REFER TO ENGINEERING DRAWINGS FOR HVAC DIFFUSERS, RETURN AIR GRILLS, EXHAUST FANS & ACCESS DOORS.
3. CEILING HEIGHTS SHALL BE MAXIMUM HEIGHT U.O.N. AS SHOWN ON THE CEILING PLAN. NOTIFY TMP IF ANY FIELD CONDITIONS NECESSITATE A CHANGE IN CEILING HEIGHT DIFFERENT THEN THAT SHOWN ON DRAWINGS PRIOR TO INSTALLATION.
4. CEILINGS IN CLOSETS SHALL BE OF THE SAME HEIGHT & CONSTRUCTION OF ADJOINING SPACE, U.O.N.
5. ALL HVAC DIFFUSERS & RETURN AIR GRILLS SHALL BE LOCATED AS PER TMP DIRECTION.
6. PROVIDE THE NECESSARY FRAMING, BLOCKING AND/OR BLACK IRON TO PROVIDE THE CEILING HEIGHTS AS SHOWN ON PLAN.
7. AS INDICATED CONTRACTOR SHALL INSTALL FIRE RATED WOOD BLOCKING FOR WOOD & GLASS PARTITIONS ABOVE FINISHED CEILING SUPPORTED BY 20 GA. METAL STUD FRAMING & BRACED TO THE DECK ABOVE.
8. REFER TO ELECTRICAL DRAWINGS FOR LIGHT FIXTURE SCHEDULE, LAMPING, CIRCUITING, SWITCHING, PRESET CONTROL PANELS & ALL ELECTRICAL RELATED NOTATIONS & SPECIFICATIONS IN CONNECTION WITH LIGHT FIXTURES. THE LIGHT FIXTURE SCHEDULE IS INTENDED FOR SPECIFICATION & REQUIRED LAMPS.
9. PAINT ALL GYPSUM BOARD CEILINGS & SOFFITS WITH BENJAMIN MOORE "CEILING WHITE" FLAT FINISH. REFER TO FINISH PLANS.
10. THE G.C. MUST SUBMIT ALL SHOP DRAWINGS & LIGHT FIXTURE SUBMITTALS TO TMP FOR APPROVAL PRIOR TO FABRICATION & ORDERING.
11. THE G.C./CONTRACTOR IS TO PROVIDE A BALANCING REPORT & TEMPERATURE REPORT SHOWING ALL VELOCITIES & TEMPERATURES AT ALL AIR DIFFUSERS. THIS BALANCING REPORT SHALL BE PREPARED BY AN "INDEPENDENT AIR BALANCER COUNCIL".
12. ALL DIMENSIONS ARE FROM CENTERLINE OF FIXTURE U.O.N.
13. ALL FLUORESCENT LAMPS SHALL HAVE A TRUE COLOR TEMPERATURE OF 3500K, U.O.N.
14. INSTALL ALL SWITCHES AT 3'-2" A.F.F. TO CENTERLINE, MOUNTED VERTICALLY. COORDINATE LOCATIONS WITH ARCHITECT PRIOR TO INSTALLATION.
15. ALL SWITCHING TO BE GANG PLATED TOGETHER WHERE TWO OR MORE ARE SHOWN ON DRAWINGS.
16. REFER TO ENGINEER'S DRAWINGS & NOTES FOR MOTION SENSOR, TIME CLOCK AND OVERRIDE SWITCH INFORMATION.
17. G.C./CONTRACTOR MUST SUBMIT ALL LIGHT CUT SHEET/SPECS. & CEILING TILES/GRIDS.
18. G.C./CONTRACTOR SHALL PROVIDE NEW DUCTWORK. (SEE ENGINEERING DRAWING FOR DETAILS)
19. GC TO INSTALL NEW BUILDING STANDARD WHITE SPEAKER/STROBES WHERE INDICATED ON ENGINEERING DRAWINGS, AT 80" A.F.F. CENTER OVER LIGHT FIXTURES COORDINATE LOCATIONS WITH ARCHITECT PRIOR TO INSTALLATION.
20. ALL FLUOURESCENT FIXTURES THAT UTILIZE DOUBLE-ENDED LAMPS AND/OR CONTAIN BALLASTS THAT CAN BE SERVICED IN PLACE SHALL BE PROVIDED WITH A BALLAST DISCONNECTING MEANS TO SIMULTANEOUSLY DISCONNET ALL CONDUCTORS FROM THE POWER SUPPLY.
21. NOT USED.
22. SEE HVAC PLANS FOR SCOPE OF WORK FOR INSTALLATION OF EXHAUST FANS.
23. GC. TO COORDINATE REMOVAL/RELOCATION OF ALL ITEMS ABOVE CEILING TO MAINTAIN SCHEDULE CEILING HEIGHTS.
24. NOT USED.
25. USE 2'X2' BUILDING STANDARD SQUARE PANEL DIFFUSERS TO BE USED WITH ACCOUSTIC TILE CEILING & GYP. BD. CEILING, REFER TO ENGINEERING DRAWINGS.
26. LIGHT SWITCHES IN PERIMETER OFFICES, TO BE LOCATED AS SHOWN, REUSE EXISTING LIGHT SWITCH LOCATION IN OFFICES.
27. VOID
28. CEILING IN OFFICES TO BE INSTALLED IN EXISTING GRID LOCATION TO AVOID ANY SPRINKLER RELOCATES OF DIFFUSER IN OPEN AREAS. GRID TO BE INSTALLED EQUAL EQUAL WITH NO SLIVERS LESS THAN 4" ON EITHER SIDE OF THE ROOM. G.C. TO COORDINATE LAYOUT AND FURNISH AND INSTALL 2'X4' OR 4'X8' LENGTH CEILING TILES TO AVOID ANY SLIVERS.
29. CONTRACTOR MUST SUBMIT FINAL MECHANICAL AS-BUILT DRAWINGS & APPROVED BALANCING REPORT AFTER MECHANICAL SYSTEM ARE INSTALLED & BALANCED.
30. CEILING TO BE INSTALLED AS PER CODES & REQUIREMENTS. CEILING TO BE LAY-OUT CENTRAL TO ROOM U.O.N.
31. VERIFY VOLTAGE REQUIREMENTS WITH ENGINEER.
32. INSTALL WALL SENSORS IN EXISTING LIGHT SWITCH LOCATIONS
33. G.C./CONTRACTOR TO INFORM ARCHITECT OF ANY DISCREPANCIES OR CEILING HEIGHT CHANGES TO COORDINATE EXIT LIGHT HEIGHTS.
34. G.C./CONTRACTOR TO CAULK ALL WALL EDGES ALONG CEILING GRID USING LATEX CAULK TO AVOID ANY GAPS BETWEEN GRID & WALL IN FINAL INSTALLATION.
35. G.C. TO FIELD VERIFY LOCATIONS OF CEILING MOUNTED OCCUPANCY SENSORS & RECEIVE ARCHITECT APPROVAL BEFORE INSTALLATION. REFER TO ENGINEERING DRAWINGS.
36. LOCATIONS OF ALL DEVICES: SWITCHES, STROBES, THERMOSTATS, OCCUPANCY SENSORS ARE TO COORDINATED WITH ARCHITECT PRIOR TO INSTALLATION.
37. OPEN AREA LIGHTS WIRE TO TIME CLOCK WITH OVERRIDE SWITCH. REFER TO ENG. DRAWINGS .
38. GC. TO PROVIDE ANY TAP & BOOTS AS REQUIRED FOR LAYOUT OF NEW CEILING GRID IN OPEN AREA.
39. AT ALL SHOWER AREA LOCATIONS, G.C. TO INSTALL 5/8" CEMENT BOARD ON CEILING AND PREPARE WALL TO RECEIVE NEW FINISHES. SEE FINISH PLAN FOR NEW FINISHES.
40. GC. TO REFURBISH EXISTING ACCESS PANELS AND PROVIDE NEW WHERE REQUIRED TO ALLOW ACCESS TO EXISTING & NEW VALVES AS REQUIRED FOR BUILDING MAINTENANCE. PAINTED TO MATCH ADJACENT SURFACES. GC. TO INSTALL & FURNISH ACCESS DOORS ON HORIZONTAL SURFACES TO BE GFRG PANELS (GLASS FIBER REINFORCED GYPSUM). GC. TO FURNISH & INSTALL NEW STAINLESS STEEL ACCESS DOORS ON VERTICAL SURFACES AT CORE TOILETS, SIZES TBD. ACCESS DOOR LOCATIONS TO BE VERIFIED.
41. FIREPROOFING AT CEILING AT ALL EXPOSED AREAS. APPLY 1" THICK OF INTERNATIONAL CELLULOSE K-13 SPRAY ACOUSTICAL MATERIAL TO THE UNDERSIDE OF METAL DECK. NRC TO BE .75. DO NOT REMOVE THE EXISTING SPRAY ON FIREPROOFING. INSTALL AS PER MANUFACTURER'S RECOMMENDATIONS.
42. EXPOSED HVAC DUCTS, PIPES, CONDUITS, JBOXES AT CEILING TO RECEIVE PAINT FINISH. REFER TO FINISH PLAN FOR MORE INFORMATION.

No.	DESCRIPTION	DATE
1	ISSUED BACKGROUNDS TO ENGINEER	09.12.13
2	ISSUED FOR REVIEW	10.08.13
3	ISSUED FOR REVIEW	10.10.13
4	ISSUED REVISED BACKGROUNDS TO ENGINEER	10.11.13
5	ISSUED FOR BID	10.24.13
6	ADDENDUM #1	11.06.13
7	ISSUED REVISED BACKGROUNDS TO ENGINEER	12.10.13
8	SB-1	12.18.13
9	ISSUED FOR CONSTRUCTION	12.19.13
10	REVISED AS BUBBLED	02.28.14

No.	DESCRIPTION	DATE

KEY PLAN 37TH FLOOR

AREA OF CONSTRUCTION WORK

590 MADISON AVE.
37TH FLOOR
NEW YORK, NY
BLOCK:1292 LOT:15
ZONING DISTRICT: C5-3
ZONING MAP: 8D

The Contractor shall check and verify all dimensions on site and report any discrepancies in writing to The Mufson Partnership / TMP Architectural, LLP before proceeding with work. All drawings are the property of The Mufson Partnership / TMP Architectural, LLP and shall not be reproduced without the written consent of The Mufson Partnership / TMP Architectural, LLP. Drawings shall not be scaled for information. All Rights Reserved. This plan is approved only for work indicated on the application specification sheet, all other matters shown are not to be relied upon or to be considered as either being approved or in accordance with applicable codes.

TMP ARCHITECTURAL, LLP
22 W. 19th Street 5th Floor
New York, NY 10011
T: 212.352.1282

PROJECT
EDWARD J.MINSKOFF EQUITIES
590 MADISON AVENUE
37TH FLOOR
NEW YORK, NEW YORK

DRAWING TITLE
37TH FLOOR
REFLECTED CEILING PLAN

SEAL & SIGNATURE

DATE: 9-1-13
SCALE:
PROJECT No.: 2963
DRAWING BY: JS
CHECKED BY: CP
DWG No.:
A-201.00

CAD FILE No.:

57th STREET
ADISON AVENUE
OPEN WORK AREA
OFFICE
PHONE BOOTHS
BOARD ROOM
LUNCH RM
CONFERENCE RM
CORRIDOR
RECEPTION
COPY
PANTRY
PHOTO HUB
MAIL AREA
MULTIPURPOSE ROOM
WOMEN
MEN
STORAGE
ELEVATOR LOBBY
COAT

POWER & DATA NOTES

1. REFER TO GN-1F, G-2 & ENGINEER'S DRAWINGS FOR ADDITIONAL NOTES, SPEC'S, DETAILS AND INFORMATION.
2. ALL ELECTRICAL & TELEPHONE WORK SHALL BE PERFORMED IN STRICT ACCORDANCE WITH ALL FEDERAL. STATE & CITY ELECTRICAL CODES AND BUILDING MANAGEMENTS CONSTRUCTION GUIDELINES.
3. THIS PLAN IS FOR LOCATIONS AND GENERIC DESCRIPTIONS OF COMPONENTS. REFER TO THE ELECTRICAL DRAWINGS, SCHEDULES AND SPECS FOR DEVICES, CIRCUITRY, CONDUITS AND ALL RELATED EQUIPMENT FOR THE COMPLETE POWER DISTRIBUTION SYSTEM.
4. CONTRACTOR SHALL INCLUDE AND COORDINATE ALL ELECTRICAL WORK FOR HVAC, SECURITY AND AV SYSTEMS.
5. THE CONTRACTOR SHALL CONNECT, DISCONNECT AND PROVIDE NECESSARY WIRING AND CIRCUITS TO CONFORM WITH THE PLANS, ENGINEERING DRAWINGS AND SPECIFICATIONS.
6. THE CONTRACTOR SHALL PROVIDE DOUBLE GANGED JEM BOX AND ¾" DIA. EMPTY CONDUIT STUB-UP WITH DRAG LINE 6" AFC WITH 90 DEGREE ELBOW FOR EACH WALL MOUNTED TELEPHONE AND DATA RECEPTABLE, TYP.
7. ALL RECEPTACLES SHALL BE SET FLUSH AND WIRING SHALL BE CONCEALED IN RATED ENCLOSURES FOR ALL CAVITIES, WALLS, CEILINGS OR CABINETWORK. NO EXPOSED TUBING OR MOLDING SHALL BE PERMITTED U.O.N.
8. DIMENSIONS TO RECEPTACLES ARE TO BE TO THE CENTERLINE OF A SINGLE RECEPTACLE OR TO THE CENTERLINE OF A PAIR OR GROUP OF RECEPTACLES.
9. TYPICAL DIMENSION FROM CENTERLINE TO CENTERLINE OF ADJACENT OUTLET BOXES SHALL BE 6" U.O.N.
10. ALL BACK TO BACK RECEPTACLES IN ADJOINING ROOMS TO BE STAGGERED.
11. ALL WALL MOUNTED RECEPTACLES TO BE MOUNTED VERTICALLY AT 15"AFF ALL OUTLETS ABOVE 15" AFF TO BE MOUNTED HORIZONTALLY U.O.N.
12. TELEPHONE & DATA RECEPTACLES AND ALL COMMUNICATION CABLING SHALL BE INSTALLED BY A SEPARATE VENDOR. THE CONTRACTOR SHALL COORDINATE THIS WORK.
13. CONTRACTOR SHALL MARK ALL LOCATIONS OF DEVICES IN THE FIELD AND COORDINATE THE VERIFICATION OF LOCATIONS WITH TMP PRIOR TO INSTALLATION. G.C. IS RESPONSIBLE TO PROVIDE A TYPE WRITTEN DIRECTORY STRIPS INSTALLED IN TEH ELECTRICAL BREAKER PANEL. SEE ENGINEERING DRAWINGS FOR DETAILS AND LOCATIONS.
14. REFER TO ELECTRICAL DRAWINGS FOR CABLE TRAYS, CONDUIT ROUTING AND RELATED SPECIFICATIONS WHERE APPLICABLE.
15. G.C. SHALL FURNISH AND INSTALL ALL PANTRY EQUIPMENT AS INDICATED U.O.N. INCLUDE ALL NECESSARY BLOCKING, BRACING, POWER AND FINAL HOOK-UP AS REQUIRED.
16. ALL CONDUIT LOCATIONS AND LAYOUTS SHALL BE REVIEWD BY TMP PRIOR TO INSTALLATION IN ALL AREAS WHERE THEY WILL BE EXPOSED.
17. G.C. SHALL VERIFY WITH TMP ALL LOCATIONS OF POWER/DATA OUTLETS BEFORE INSTALLATION OF OUTLET BOXES.
18. ALL PANTRY OUTLETS TO BE DEDICATED OR GFCI. FOR LOCATION AND HEIGHT OF ALL PANTRY OUTLETS SEE ELEVATION DRAWINGS.
19. ELECTRICAL RECEPTACLES TO BE 'LEVITON' DECORA SERIES, 110V. WALL MOUNTED AT 15" AFF U.O.N.
20. ALL TEL/DATA RECEPTACLES TO RECEIVE COVERPLATE, VERIFY WITH BLDG. MGMT. FOR CONDITIONS.
21. CONTRACTOR SHALL COORDINATE SECURITY SYSTEM WITH VENDOR. (DRAWINGS ISSUED SEPARATELY) SEE ELECTRICAL DRAWINGS FOR POWER PROVISIONS FOR THE SYSTEM. REFER TO SECURITY SYSTEM DOCUMENTS FOR WIRING SCHEMATICS AND ALL RELATED COMPONENTS.
22. ALL COVERPLATES AND RECEPTACLES TO BE BY 'LEVITON' DECORA SERIES. WHITE. DEDICATED OUTLETS TO BE GRAY.
23. WHERE REQUIRED, G.C. TO FURR OUT EXISTING WALLS AS REQUIRED TO RECEIVE NEW POWER AND DATA OUTLETS. VERIFY IN FIELD WITH BUILDING OWNER/MANAGEMENT AND ARCHITECT.
24. ELECTRICIAN IS RESPONSIBLE TO PROVIDE PROPER CIRCUITING FOR ALL NEW ELECTRICAL REQUIREMENTS INCLUDING NEW ELECTRICAL PANELS AS REQUIRED. SUBMIT CIRCUITING PLAN FOR REVIEW AND APPROVAL.
25. ALL WORK SHALL COMPLY WITH BUILDING MANAGEMENT RULES AND REGULATIONS. VERIFY AND COORDINATE WITH ALL BUILDING VENDORS AND MANAGEMENT AS REQUIRED.
26. G.C. SHALL REPLACE ALL EXISTING FIRE SPEAKER/STROBE FACE PLATES TO WHITE U.O.N. ALL NEW FIRE SPEAKER /STROBE TO BE WHITE. CONFIRM LOCATIONS OF ALL FIRE SAFETY EQUIPMENT. THERMOSTATS AND OTHER MISC. ITEMS WITH ARCHITECT PRIOR TO INSTALLATION.
27. G.C. SHALL REMOVE ALL POWER/DATA & LIGHT SWITCH FACE PLATES PRIOR TO INSTALLATION OF WALLCOVERING.
28. G.C. TO VERIFY IN FIELD EXISTING COLUMNS/DEMISING WALLS THAT ARE TO RECEIVE NEW POWER/DATA. ALL EXISTING COLUMNS/DEMISING WALLS NEED TO BE FRAMED OUT IF IN FIELD THERE IS NOT EXISTING FRAMED OUT PARTITION. G.C. TO VERIFY IN FIELD ALL SUCH LOCATIONS WITH TMP PRIOR TO ANY WORK.
29. G.C. TO PROVIDE NEW COVER/FACE PLATES FOR ALL NEW DATA OUTLETS.
30. G.C. TO ENSURE ALL COVERPLATES TO BE LEVEL AND FLUSH WITH FINISHED WALL.
31. G.C. TO COORDINATE DEPTH OF FIRE EXTINGUISHER AND ELECTRICAL PANELS AND BUILD OUT NEW PARTITIONS TO ACCEPT THEM FLUSH TO FINISH WALL. COORDINATE WITH ARCHITECT FOR LOCATIONS.

LEGEND

- NEW WALL MOUNTED DUPLEX ELECTRICAL OUTLET MTD. @ 15" AFF (U.O.N.) MFR: LEVITON ITEM: DECORA SERIES COLOR: SEE NOTE #2(U.O.N.)
- NEW ALL MOUNTED QUAD ELECTRICAL OUTLET MTD.@ 15" AFF (U.O.N.) (2) DEDICATED COMPUTER EQUIP. OUTLETS (2) CONVENIENCE OUTLETS MFR: LEVITON ITEM: DECORA SERIES COLOR: SEE NOTE #22
- GFI — NEW WALL MOUNTED DUPLEX ELECTRICAL GROUND FAULT INTERRUPTER OUTLET
- D — NEW WALL MOUNTED DUPLEX ELECTRICAL OUTLET ON 20 AMP DEDICATED CIRCUIT MTD. @ 15" AFF (U.O.N.) MFR: LEVITON ITEM: DECORA SERIES COLOR: SEE NOTE #22
- NEW WALL MOUNTED COMBINATION TEL./DATA OUTLET MTD. @15" AFF (U.O.N.) PROVIDE BACK BOX W/ 1" DIA. CONDUIT STUB-UP 6" ABOVE FIN. CEILING. PROVIDE DRAG LINES AS REQUIRED. WIRING JACKS AND HOOK-UPS ARE BY OTHERS. GREENFIELD REQUIRED AT CONVECTOR TO STUP UP. (FURNITURE MOUNTED AS REQUIRED).
- NEW PLUGMOLD TO FEED OFFICE DESK.
- CABLE CONNETION G.C. TO FURNISH AND INSTALL BACK BOX WITH STUB ABOVE CEILING AND COVER PLATE FOR WALL.
- NEW WALL MOUNTED JUNCTION BOX FOR POWER/TELE/DATA FURNITURE USE. PROVIDE 'PIG-TAIL' FOR FURNITURE WORKSTATION CONNECTIONS. LOCATION TO BE VERIFIED IN FIELD W/ ARCHITECT. EACH LOCATION TO HAVE POWER AND STUB-UPS. FINAL CONNECTION TO WORKSTATION PANEL BY TENANT.
- NEW IN FLOOR JUNCTION BOX FOR POWER/TEL/DATA FURNITURE USE. PROVIDE 'PIG-TAIL' FOR FURNITURE WORKSTATION CONNECTIONS. EACH LOCATION TO BE VERIFIED IN FIELD WITH FURNITURE VENDOR. EACH LOCATION TO HAVE POWER & STUB-UPS. FINAL CONNECTION TO WORKSTATION PANEL BY TENANT.
- RECESSED FLOOR MOUNTED DUPLEX/QUAD ELECTRICAL AND TELE/DATA OUTLETS. OUTLETS TO BE FLUSH WITH SLAB W/ METAL COVERPLATE. PROVIDE 1-1/4" CONDUIT AND DRAG LINES FOR DATA. CHOP SLAB AS PULLING POWER FROM CLOSEST COLUMN AS SHOWN. MFR: WIREMOLD. ITEM: RFB4 4- COMPARTMENT COMBINATION BOX (SEE ENGINEERS DWGS FOR ADDITIONAL INFORMATION AND SPECS).
- CR — WALL MOUNTED PROXIMITY CARD KEY READER BUILDING STANDARD. G.C. SHALL FURNISH AND INSTALL IN WALL JUNCTION BOX. STUB-UP FROM JUNCTION BOX FINISHED 6" ABOVE CEILING. WIRING FOR CARD READER DEVICE. INSTALL WALL MOUNTED COVER PLATE CARD READER TO BE FURNISHED AND INSTALLED BY SECURITY VENDOR.
- ML — MAGNETIC LOCK, DOOR RELEASE TO BE FURNISHED AND INSTALLED BY G.C. PROVIDE JUNCTION BOX ABOVE CEILING MOUNTED ON SECURE SIDE OF SPACE. TIE INTO CLASS E FIRE ALARM SYSTEM.
- DR — NEW WALL MOUNTED DOOR RELEASE EXIT BUTTON GC TO FURNISH & INSTALL IN WALL JUNCTION BOX. STUB-UP 6" ABOVE FINISHED CEILING. DOOR RELEASE TO BE INSTALLED BY SECURITY VENDOR. COORDINATE WITH ARCHITECT.
- GB — G.C. TO FURNISH AND INSTALL GROUND BAR 12" BELOW FINISHED CEILING ON TOP LEFT CORNER OF PLYWOOD.
- P — NEW POWER POLE FOR FURNITURE FEED

EQUIPMENT SCHEDULE

(A) STAINLESS STEEL SINK
MFR: ELKAY
ITEM: ELUHAD-2115
BOWL DEPTH: 5-1/2"
DRAIN: LK-99

(B) FAUCET
MFR: MOEN
ITEM: 7590C
FIN. POLISHED CHROME
FF TIGHT WALL

(C) COFFER
BY OTHERS

(D) FULL HEIGHT REFRIGERATOR
MFR: GE PORFILE
ITEM: GDSL0KCXSS
COLOR: STAINLESS STEEL
DIM: 29 ¾"W X 69-⅞"H X 32-⅞"D

(E) DISHWASHER
MFR: GE
MODEL: GLDT696DSS
COLOR: STAINLESS STEEL
DIM: 24"W X 32 ⅞"H X 24"D
VOLTS: 120V

(F) MICROWAVE
MFR: GE PROFILE
ITEM: PEM31SFSS
COLOR: STAINLESS STEEL
DIM: 24"W X 11"H X 12"D

(G) COFFEE MAKER CONNECTION
G.C. TO FURNISH AND INSTALL WATER LINE FOR COFFEE MAKER AND ELECTRICAL CONNECTIONS IN AL PANTRIES WATTOE LINE TO BE @ 42" AFF TIGHT WALL

No.	DESCRIPTION	DATE
1	ISSUED BACKGROUNDS TO ENGINEER	09.12.13
2	ISSUED FOR REVIEW	10.08.13
3	ISSUED FOR REVIEW	10.10.13
4	ISSUED REVISED BACKGROUNDS TO ENGINEER	10.11.13
5	ISSUED FOR BID	10.24.13
6	ADDENDUM #1	11.06.13
7	ISSUED REVISED BACKGROUNDS TO ENGINEER	12.10.13
8	SI-1	12.18.13
9	ISSUED FOR CONSTRUCTION	12.19.13
10	REVISED AS BUBBLED	02.28.14

No.	DESCRIPTION	DATE

KEY PLAN 37TH FLOOR

AREA OF CONSTRUCTION WORK

590 MADISON AVE.
37TH FLOOR
NEW YORK, NY
BLOCK:1292 LOT:15
ZONING DISTRICT: C5-3
ZONING MAP: 8C

The Contractor shall check and verify all dimensions on site and report any discrepancies in writing to The Mufson Partnership / TMP Architectural, LLP before proceeding with work. All drawings are the property of The Mufson Partnership / TMP Architectural, LLP and shall not be reproduced without the written consent of The Mufson Partnership / TMP Architectural, LLP. Drawings shall not be scaled for information. All Rights Reserved. This plan is approved only for work indicated on the application specification sheet. all other matters shown are not to be relied upon or to be considered as either being approved or in accordance with applicable codes.

TMP ARCHITECTURAL, LLP
22 W. 19th Street 5th Floor
New York, NY 10011
T: 212.352.1282

PROJECT
EDWARD J.MINSKOFF EQUITIES
590 MADISON AVENUE
37TH FLOOR
NEW YORK, NEW YORK

DRAWING TITLE
37TH FLOOR
POWER & DATA PLAN

SEAL & SIGNATURE

DATE: 8-1-13
SCALE:
PROJECT No.: 2883
DRAWING BY: JS
CHECKED BY: CP
DWG No.:

A-301.00

CAD FILE No.:

57th STREET
MADISON AVENUE
OPEN WORK AREA
OFFICE
PHONE BOOTHS
BOARD ROOM
LUNCH RM CONFERENCE RM.
CORRIDOR
COPY
IT RM.
RECEPTION
PANTRY
COAT
MOTHERS RM
MAIL AREA
MULTIPURPOSE ROOM
WOMEN
MEN
STORAGE
ELEVATOR LOBBY
ADA T

FINISH NOTES

1. ALL NOTES ON THIS SHEET ARE IN ADDITION TO NOTES ON SHEET GN-1 & GN-2. IF ANY DISCREPANCIES OCCUR IT IS THE GENERAL CONTRACTORS RESPONSIBILITY TO CONTACT THE ARCHITECT FOR CLARIFICATION PRIOR TO COMMENCEMENT OF WORK.
2. ALL DRYWALL & COLUMNS TO BE PAINTED "P-1", EGG SHELL FINISH, UNLESS OTHERWISE NOTED.
3. ALL HOLLOW METAL DOORS, FRAMES & CONVECTOR ENCLOSURES SHALL BE PAINTED "P-2", SEMI-GLOSS FINISH, UNLESS OTHERWISE NOTED.
4. ALL SURFACES WHICH ARE TO BE PAINTED SHALL RECEIVE (1) COAT OF PRIMER AND (2) COATS OF FINISH PAINT. (3) COATS TOTAL.
5. GENERAL CONTRACTOR TO VERIFY ALL FIELD CONDITIONS PRIOR TO INSTALLATION.
6. ALL FINISHES TO BE INSTALLED AS PER MANUFACTURERS SPECIFICATIONS.
7. NO SUBSTITUTIONS WILL BE ACCEPTED WITHOUT PRIOR APPROVAL FROM ARCHITECT. SAMPLES OF ALL FINISHES MUST BE SUBMITTED FOR APPROVAL PRIOR TO INSTALLATION.
8. GC. TO SEAL ALL STONE FLOORING PRIOR TO INSTALLATION. ON ALL (4) FOUR SIDES & TOP SURFACE. SEAL FLOOR AGAIN AFTER INSTALLATION IS COMPLETE.
9. GENERAL CONTRACTOR TO SUBMIT SAMPLES OF ALL FINISHES FOR ARCHITECT'S APPROVAL.
10. ALL INTERIOR CABINETRY TO BE BIRCH VENEER.
11. PROVIDE CONTINUOUS 4-1/4" RUBBER BASE TO ALL NEW & EXISTING, PAINTED SURFACES, U.O.N.
12. G.C SHALL CLEAN ALL WINDOWS & FRAMES AFTER COMPLETION OF PAINTING.
13. SEE DETAILS SHEET FOR MILLWORK DETAILS & FINISHES.
14. G.C. TO PAINT ALL CEILING SOFFITS, HEADERS SUPER WHITE FLAT FINISH.
15. PROVIDE RUBBER REDUCER STRIP AT ALL JUNCTIONS BETWEEN CARPET & VCT. NO REDUCER AT CARPET INSERT.
16. G.C SHALL COORDINATE PREPARATION OF OF ALL EXISTING SURFACES TO MATCH QUALITY OF NEW WORK AS REQUIRED TO RECEIVE NEW FINISHES, INCLUDING BUT NOT LIMITED TO: FILLING CRACKS, DENTS & SCRATCHES & REPAIRING OTHER DAMAGE.
17. G.C. SHALL SKIM COAT & SAND ALL EXISTING SURFACES SMOOTH PRIOR TO PAINTING, UNLESS OTHERWISE NOTED.
18. NOT USED.
19. G.C. TO CLEAN & SEAL ALL HARD FLOORING.
20. EXISTING WINDOW FRAME FINISH TO REMAIN & KEPT CLEAN. G.C. TO THOROUGHLY CLEAN & POLISH FRAMES.
21. CARPET CONTRACTOR SHALL SUBMIT THREE (3) SETS OF REPRODUCIBLE CARPET SEAMING DIAGRAM SHOP DRAWINGS TO THE ARCHITECT'S OFFICE FOR REVIEW & APPROVAL PRIOR TO ORDERING OR INSTALLATION OF ANY MATERIALS.
22. INSTALL ALL NEW FLOORING AS PER MANUFACTURER'S DIRECTIONS. PANTRY FLOORING TO BE INSTALLED PRIOR TO MILLWORK INSTALLATION.
23. G.C. TO SUBMIT SEAMING/TILE PATTERN SHOP DRAWING FOR ALL STONE FLOORING. ARCHITECT TO APPROVE LAYOUT PRIOR TO INSTALLATION.
24. G.C. TO CLEAN, PREP AND PROVIDE TWO SEAL COATS ON STONE COUNTERTOPS. LET CURE FOR A FEW DAYS AND RETURN TO APPLY TWO MORE COATS.
25. GC IS TO ALLOCATE TIME IN SCHEDULE FOR ARCHITECT TO APPROVE STONE FLOOR TILE LOCATIONS, AS WELL AS PROVIDE A DRY LAYOUT IN FIELD FOR ARCHITECT'S FINAL APPROVAL PRIOR TO FINAL INSTALLATION.
26. GC IS TO ADD 10% OVERAGE FOR NATURAL STONES TO ACHIEVE A CONSISTENT INSTALLATION.
27. GC SHALL SUBMIT ACTUAL STONE SAMPLES FOR APPROVAL AND ARRANGE VISIT TO STONE YARD FOR ARCHITECT TO APPROVE STONE RANGE AND VARIATION IF APPLICABLE.
28. GC TO SUBMIT PHOTOS OR ARRANGE FIELD VISIT OF ACTUAL SLABS AND ARCHITECT SHALL MASK SECTIONS OF SLAB INTENDED FOR USE.
29. G.C. TO UPGRADE INDICATED DRYWALL PARTITION TO A LEVEL 5 FINISH. GC TO PROVIDE A THIN SKIM COAT OF JOINT COMPOUND APPLIED TO THE ENTIRE SURFACE. SURFACE TO BE COATED WITH A DRYWALL PRIMER PRIOR TO APPLICATION OF FINAL PAINT.
30. EXPOSED HVAC DUCTS, PIPES, CONDUITS, JBOXES AT CEILING TO RECEIVE PAINT FINISH, REFER TO FINISH PLAN FOR MORE INFORMATION.

FINISH LEGEND

- XXXX — ROOM OR AREA NUMBER
- WALL FINISH FLOOR
- FLOOR FINISH
- BASE FINISH

TRANSITION TYPES

ALL FLOOR MATERIAL TRANSITIONS TO BE ADA COMPLIANT.

- XX — CHANGE OF FLOOR FINISH. FLOOR FINISH TRANSITION. PROVIDE REDUCING STRIPS AS REQUIRED.
- RS– INDICATES FULL LENGTH RUBBER REDUCING STRIP BETWEEN CARPET/VCT AND CONCRETE FLOOR. MATCH COLOR TO CARPET/VCT FLOOR.
- MS– INDICATES FULL LENGTH MARBLE SADDLE WITH BEVELED EDGES ON BOTH SIDES.
- ZS– INDICATES FULL LENGTH 1/4" THK ZINC INSERT STRIP.
- C– INDICATES CARPET TO CARPET. CARPET TO BE SEAMED.

LOCKERS

(A) LOCKER ROOM
MFR: HOLLMAN
STYLE: STYLE "Z" AND "A" SEE ELEVATION A-703. INCLUDE MECHANICAL LOCK.
COLOR: SEE PL-1
SIZE: 15"D X 18"W
LOCATION: VERTICAL INSTALLATION. SUBMIT SHOP DRAWINGS FOR APPROVAL

FINISH SCHEDULE

UPHOLSTERY

FABRIC UPHOLSTERY – BOARDROOM
MFR: STACY GARCIA
STYLE: 1387-10-4HD CAMELOT
COLOR: KENNEDY STRIPE
SIZE: 54" WIDE
LOCATION: VERTICAL INSTALLATION

FABRIC UPHOLSTERY – LUNCH ROOM
MFR: KNOLL TEXTILES
STYLE: #1826/1
COLOR: CITRON
SIZE: 52" WIDE
LOCATION: VERTICAL INSTALLATION

FINISH SCHEDULE

WALL BASE

CONTINUOUS 4" H RUBBER WALL BASE – GENERAL
MFR: JOHNSONITE
COLOR: TC[illegible] -[illegible] ICICLE W
STYLE: STRAIGHT RUBBER BASE (CARPET)
CONTACT AMY BLOOMBERG 917-414-[illegible]

CONT. 4-1/4" H. STRAIGHT RUBBER BASE – [illegible]
MFR: JOHNSONITE
STYLE: REVEAL
COLOR: 22 PEARL

CONT. 4" H. STRAIGHT RUBBER BASE – ROUND COLUMN
MFR: JOHNSONITE
STYLE: REVEAL
COLOR: 148 PAPRIKA

CONTINUOUS 4" 1/2 H WOOD BASE – PUBLIC CORRIDOR
SPECIES: FLAT CUT BIRDS EYE MAPLE
NOTE: TO MATCH ARCH. SAMPLE

[illegible]

CONTINUOUS 7" H WOOD BASE – ELEVATOR LOBBY
SPECIES: FLAT CUT BIRDS EYE MAPLE
NOTE: TO MATCH ARCH. SAMPLE

FINISH SCHEDULE

WALL FINISH

PAINT (GENERAL AREAS)
MFR: BENJAMIN MOORE
ITEM: OC-65
COLOR: WINTER SNOW
FINISH: EGGSHELL
NOTE: PROVIDE MFR. RECOMMEND ECOSPEC WB INTERIOR LATEX PRIMER SEALER

PAINT – H.M. DOORS, FRAMES, CONVECTORS
MFR: BENJAMIN MOORE
ITEM: OC-65
COLOR: WINTER SNOW
FINISH: SEMI GLOSS
NOTE: PROVIDE MFR. RECOMMEND ECOSPEC WB INTERIOR LATEX PRIMER SEALER

PAINT – ELEVATOR DOORS
MFR: SCUFFMASTER [illegible]
ITEM: C 7124610
COLOR: SCRUBTOUGH WHITE COLLECTION
APPLICATION: SPRAYED
NOTE: PROVIDE MFR. RECOMMEND ECOSPEC WB INTERIOR LATEX PRIMER SEALER

PAINT – GYP BOARD – CEILING & SOFFITS
MFR: BENJAMIN MOORE
TYPE: WATERBOURNE CEILING PAINT
ITEM: [illegible] (LOW ODOR, ZERO VOC)
COLOR: # 1-130
FINISH: ULTRA FLAT
NOTE: PROVIDE MFR. RECOMMEND ECOSPEC WB INTERIOR LATEX PRIMER SEALER

PAINT – ROUND COLUMN
MFR: BENJAMIN MOORE
ITEM: SMOLDERING RED
COLOR: [illegible] TAMALE # CMP 1155
FINISH: SATIN FINISH
NOTE: PROVIDE MFR. RECOMMEND ECOSPEC WB INTERIOR LATEX PRIMER SEALER

WALLCOVERING – ELEVATOR LOBBY
MFR: MAHARAM
STYLE: TEK WALL PARABLE [illegible]
COLOR: 002 SHEEN
WIDTH: TBD
CONTACT: CARLY BONET (917) [illegible]

WALLCOVERING – RECEPTION / CONFERENCE ROOM / MULTIPURPOSE ROOM
MFR: KNOLL TEXTILES
STYLE: SULLIVAN WC1798/1
COLOR: WINDMILL
WIDTH: 52"
CONTACT: MARY O'GRADY (212) 343-4043

WALLCOVERING – ACCENT WALL CORP TOILETS
MFR: KNOLL TEXTILES
STYLE: [illegible] (BACKED)
DISCONTINUED
COLOR: [illegible]
INSTALLATION: DIRECT GLUE
CONTACT: MARY O'GRADY (212) 343-4043

CUSTOM PRINTED VINYL WALLCOVERING – RECEPTION
MFR: DUGGAL VISUAL SOLUTIONS
MATERIAL: DECOR
INSTALLATION: DIRECT GLUE BY MFR.
NOTE: WALL MUST HAVE LEVEL 5 FINISH AND BE PAINTED P-2. GRAPHIC TO VARY, COORDINATE W/ GRAPHIC DESIGNER.
CONTACT: YVON VARUNDK 646-638-7011

FABRIC WRAPPED PANELS – BOARDROOM
SYSTEM: DFD TRACK-TEX OR EQUAL
SYSTEM CONTACT: ROSS FEIN (954) 260-4634
[illegible]

FABRIC WRAPPED PANELS – PHONE BOOTH
SYSTEM: DFD TRACK-TEX OR EQUAL
SYSTEM CONTACT: ROSS FEIN (954) 260-4634
FABRIC MFR: KNOLL TEXTILES
[illegible]
FABRIC CONTACT: MARY O'GRADY (212) 343-4000

FABRIC WRAPPED PANELS – PHONE BOOTH
SYSTEM: DFD TRACK-TEX OR EQUAL
SYSTEM CONTACT: ROSS FEIN (954) 260-4634
FABRIC MFR: KNOLL TEXTILES
[illegible]
FABRIC CONTACT: MARY O'GRADY (212) 343-4000

FABRIC WRAPPED PANELS – PHONE BOOTH
SYSTEM CONTACT: ROSS FEIN (954) 260-4634
FABRIC MFR: KNOLL TEXTILES
[illegible]
FABRIC CONTACT: MARY O'GRADY (212) 343-4000

CERAMIC TILE – CORP. TOILETS / ADA BATHROOMS
[illegible]

CERAMIC TILE – [illegible]
[illegible]

WALL GUARD – PANTRY
[illegible]

CUSTOM PRINTED GLASS FILM – PHONE BOOTH
MFR: DUGGAL VISUAL SOLUTIONS OR EQUAL
MATERIAL: GLASS FILM
NOTE: FILM TO BE APPLIED DIRECTLY TO GLASS. GRAPHICS TO VARY, TO BE COORDINATED W/ CLIENT.
CONTACT: YVON VARUNDK 646-638-7011

FINISH SCHEDULE

FLOORING & BASE

CARPET – ELEVATOR LOBBY
MFR: SHAW CONTRACT
STYLE: THE SEDIMENTIE 5A[illegible]
COLOR: [illegible]
WIDTH: 12'
INSTALLATION: DIRECT GLUE DOWN
CONTACT: BRUCE [illegible] 212-653-7439

CARPET–CONFERENCE ROOMS–OPEN AREAS–OFFICES
MFR: PACIFICREST
STYLE: TWIN RIB
COLOR: [illegible] BLEND
WIDTH: 12'
INSTALLATION: DIRECT GLUE DOWN

ALT.
NOT USED

NOT USED

EXISTING CONCRETE
-SCRAPE EXISTING FLOOR OF ALL LOOSE DEBRIS.
-SHOTBLAST FLOOR SLAB.
-PATCH HOLES WITH ARDEX FEATHER FINISH PLATTER.
-DIAMOND GRIND FILLED HOLES, ALL EDGES AND CORNERS.
-PROVIDE FIRESTOPPING WHERE/AS NECESSARY.
-APPLY TINT EPOXY. TINT COLOR CHART TO BE SUBMITTED FOR REVIEW/APPROVAL.
-SHERWIN WILLIAMS ARMORSEAL HEAVY DUTY FLOOR COATING, WATER BASE EPOXY FLOOR COATING.
-FLOOR-PLEX 7100 PART A. SEMI-GLOSS/GLOSS FINISH, CLEAR.
NOTE: FLOOR WORK TO BE DONE AFTER HOURS. GC TO PROVIDE SUBMITTAL FOR APPROVAL FOR ALL MATERIALS.

CARPET – PUBLIC
MFR: SHAW CONTRACT
STYLE: [illegible]
COLOR: WENGE [illegible]
WIDTH: 12'
INSTALLATION: DIRECT GLUE DOWN
CONTACT: BRUCE [illegible] 212-653-7429

STATIC DISSIPATIVE VINYL COMPOSITE TILE – IT ROOM
MFR: ARMSTRONG
STYLE: SDT
COLOR: 51950 MARBLE BEIGE
SIZE: 12" X 12"
CONTACT: RUSS STANG (717) 917-8501

CALACATTA – ELEVATOR LOBBY
MFR: CANCOS OR EQUAL TO MATCH ARCH SAMPLE
SPECIES: CALACATTA
THICKNESS: 3/8"
SIZE: 12" X 24"
FINISH: POLISHED
NOTE: SEE NOTES #25, 26 AND 27

RUBBER FLOOR – PANTRY
MFR: NORA
STYLE: NORAMENT 926
COLOR: [illegible]
SIZE: 40" x 40"
CONTACT: LOUIS [illegible] (917) 603-3786

CERAMIC TILE – CORP. TOILETS
MFR: CERAMICHE CAESAR
STYLE: FEEL
SIZE: 12" x 24"
THICKNESS: 7/16"
COLOR: LOFT
INSTALLATION: TIGHT JOINT 1/16", STAGGERED.
GROUT COLOR: TBD
CONTACT: RICHARD MUSCOLINO (631) [illegible]

MILLWORK FINISH AND WOOD

SOLID SURFACE–PANTRY & COPY AREA COUNTER TOP
MFR: HI-MACS STONE OR EQUAL
STYLE: SAND GLASS
COLOR: WHITE
FINISH: POLISHED THICKNESS 1-1/4"
NOTE: TO MATCH ARCHITECT SAMPLE
ALT.
NOT USED

MARBLE – CORP TOILET COUNTER
SPECIES: OLYMPIC VEIN
FINISH: POLISHED
PROVIDE SLAB STONE SUBMITTAL FOR APPROVAL

PHONE BOOTH COUNTERS / LOWER/UPPER CABINETS–PANTRY & COPY AREA / LOCKERS
MFR: FORMICA STYLE 7[illegible]
COLOR: NEW WHITE / GLOSS FINISH
NOTE: MATTE FINISH @ PHONE BOOTH COUNTERS [illegible]
ALT.
NOT USED

NOT USED

WOOD ACCENT WALLS – ELEVATOR LOBBY
CUT: FLAT CUT BIRDS EYE MAPLE
FINISH: TO MATCH ARCHITECT'S SAMPLE

PAINTED WOOD DOORS
[illegible]

INTERIOR GLASS – ENTRY DOORS
1/2" THICK CLEAR TEMPERED GLASS

INTERIOR GLASS – OFFICE FRONTS BY PREMIER
1/2" THICK CLEAR TEMPERED GLASS

WINDOW TREATMENT

WINDOW TREATMENT – PERIMETER SOLAR SHADE
[illegible]
ALL HARDWARE

WINDOW TREATMENT – PERIMETER BLACKOUT SHADE
[illegible]
ALL HARDWARE

APPLIED FROSTED FILM – DISTRACTION BAND
[illegible]

No.	DESCRIPTION	DATE
1	ISSUED BACKGROUNDS TO ENGINEER	09.12.13
2	ISSUED FOR REVIEW	10.08.13
3	ISSUED FOR REVIEW	10.10.13
4	ISSUED REVISED BACKGROUNDS TO ENGINEER	10.11.13
5	ISSUED FOR BID	10.24.13
6	ADDENDUM #1	11.06.13
7	ISSUED REVISED BACKGROUNDS TO ENGINEER	12.10.13
8	SB-1	12.18.13
9	ISSUED FOR CONSTRUCTION	12.19.13
10	REVISED AS BUBBLED	02.28.14

No.	DESCRIPTION	DATE

KEY PLAN 37TH FLOOR

AREA OF CONSTRUCTION WORK

590 MADISON AVE.
37TH FLOOR
NEW YORK, NY
BLOCK:1292 LOT:15
ZONING DISTRICT: C5-3
ZONING MAP: 8C

The Contractor shall check and verify all dimensions on site and report any discrepancies in writing to The Mufson Partnership / TMP Architectural, LLP before proceeding with work. All drawings are the property of The Mufson Partnership / TMP Architectural, LLP and shall not be reproduced without the written consent of The Mufson Partnership / TMP Architectural, LLP. Drawings shall not be scaled for information. All Rights Reserved. This plan is approved only for work indicated on the application specification sheet, all other matters shown are not to be relied upon or to be considered as either being approved or in accordance with applicable codes.

TMP ARCHITECTURAL, LLP
22 W. 19th Street 5th Floor
New York, NY 10011
T: 212.352.1282

PROJECT
EDWARD J.MINSKOFF EQUITIES
590 MADISON AVENUE
37TH FLOOR
NEW YORK, NEW YORK

DRAWING TITLE
37TH FLOOR
FINISH PLAN

SEAL & SIGNATURE

DATE: 9-1-13
SCALE:
PROJECT No.: 2860
DRAWING BY: JS
CHECKED BY: CP
DWG No.:

A-401.00

CAD FILE No.: [illegible]